UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock Strategic Global Bond Fund, Inc.

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global

    Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2016

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended June 30, 2016, the Fund underperformed its primary benchmark, the Barclays Global Aggregate Bond Index, as well as its custom benchmark, comprising 80% Barclays Global Aggregate ex EM Bond Index and 20% Barclays EM ex Korea Bond Index. The following discussion of relative performance pertains to the custom benchmark.

What factors influenced performance?

•

The most significant detractor from the Fund’s performance for the six months was an underweight position in Japanese government bonds and the Japanese yen during the second half of the period. In addition, the Fund’s exposure to European peripheral markets (Italy and Spain), an underweight in German bunds, and an underweight in U.K. gilts detracted from performance.

•

The most significant contributor to the Fund’s performance was exposure to emerging markets, specifically Argentina, Brazil and Indonesia. The Fund’s tactical positioning on a relative value basis with respect to U.S. high yield corporates and U.S. agency mortgage backed securities was also additive. Finally, a long exposure to Australian interest rates was a positive factor.

Describe recent portfolio activity.

•

As the six-month period opened, the Fund was positioned with a low level of risk given expectations that market volatility would be high. As the market sold off in January and February, the Fund took the opportunity to add risk assets at more attractive levels, including U.S. high yield corporates and local emerging market bonds. At the same time, the Fund’s U.S. Treasury allocation was increased as a counterbalance to the added credit risk. The Fund also held a small overweight allocation to peripheral European bonds, on the view that the European Central Bank’s increased asset purchase program would support lower interest rates in Europe.

•

The Fund entered the second quarter of 2016 with an overweight stance with respect to overall portfolio duration (and corresponding interest rate sensitivity), but moved to a slight duration underweight following the Federal Reserve’s April Open Market Committee meeting. Exposure to Japanese government bonds and the yen was also reduced, on expectations of new fiscal policy measures. In emerging markets, exposure was increased to Brazil, Poland, and other select countries with attractive yields and other idiosyncratic characteristics.

•

Ahead of the U.K. referendum on leaving the European Union, the Fund reduced risk on expectations of elevated levels of volatility, while maintaining a small overweight to duration and the British pound. The Fund also increased its allocation to the U.S. dollar, and continued to favor select exposure to emerging market currencies.

Describe portfolio positioning at period end.

•

The Fund was positioned to benefit from continued central bank easing and from the current low interest rate environment. The Fund had an above-benchmark duration stance as well as an overweight allocation to emerging market bonds and a small tactical allocation to U.S. high yield corporate bonds. In emerging markets, the Fund favored exposure to Argentina, Brazil, Colombia and India, while underweighting South Africa. With respect to developed markets, the Fund was underweight in countries with negative interest rates including Japan and Germany, while favoring higher-yielding countries, in particular emerging markets.

•

The Fund may hold cash exposure of more than 5% at certain points in time for various reasons which may include: significant inflows, expectations of outflows and/or as a liquidity buffer to reduce volatility or await better market opportunities. The Fund’s cash holdings had no material impact to Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

[3]

An unmanaged index that is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.

Performance Summary for the Period Ended June 30, 2016

					Average Annual Total Returns[2,4]
					1 Year		5 Years			10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns		w/o sales charge	w/sales charge	w/o sales charge		w/sales charge	w/o sales charge		w/sales charge
Institutional	2.55%	2.32%	8.29%		7.56%	N/A	3.44%		N/A	4.45%		N/A
Investor A	2.33	2.05	8.34		7.48	3.18%	3.25		2.41%	4.24		3.81%
Investor C	1.59	1.23	7.94	[5]	6.67	5.67	2.46		2.46	3.45		3.45
Investor C1	1.79	1.46	7.87		6.69	N/A	2.58		N/A	3.61		N/A
Class K	2.58	2.34	8.31		7.60	N/A	3.49		N/A	4.50		N/A
Barclays Global Aggregate Bond Index	—	—	8.96		8.87	N/A	1.77		N/A	4.40		N/A
Custom Benchmark[6]	—	—	9.33		8.12	N/A	—	[7]	N/A	—	[7]	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[5]

Performance results do not reflect adjustments for financial reporting purposes in accordance with generally accepted accounting principles and therefore differ from returns reported in the financial highlights.

[6]	A customized performance benchmark comprised of 80% Barclays Global Aggregate ex EM Bond Index and 20% Barclays EM ex Korea Bond Index.

[7]	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	5

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[7]	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,082.90	$4.30	$3.63	$1,000.00	$1,020.74	$4.17	$1,021.38	$3.52
Investor A	$1,000.00	$1,083.40	$5.54	$4.92	$1,000.00	$1,019.54	$5.37	$1,020.14	$4.77
Investor C	$1,000.00	$1,079.40	$9.41	$8.79	$1,000.00	$1,015.81	$9.12	$1,016.41	$8.52
Investor C1	$1,000.00	$1,078.70	$8.32	$7.75	$1,000.00	$1,016.86	$8.07	$1,017.40	$7.52
Class K	$1,000.00	$1,083.10	$3.99	$3.37	$1,000.00	$1,021.03	$3.87	$1,021.63	$3.27

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio (0.82% for Institutional, 1.07% for Investor A, 1.82% for Investor C, 1.62% for Investor C1 and 0.77% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio (0.70% for Institutional, 0.95% for Investor A, 1.70% for Investor C, 1.50% for Investor C1 and 0.65% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to November 13, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares of the Fund were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees. These shares are generally available through financial intermediaries.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Portfolio Information

As of June 30, 2016

Portfolio Composition	Percent of Total Investments
Foreign Agency Obligations	43%
U.S. Treasury Obligations	26
Corporate Bonds	18
U.S. Government Sponsored Agency Securities	11
Other[1]	3
Short-Term Securities	3
TBA Sale Commitments	(4)

[1]	Includes a less than 1% holding in each of the following investment types: Asset-Backed Securities, Common Stock, Municipal Bonds, Options Purchased, Other Interests, Warrants and Borrowed Bonds.

Geographic Allocation	Percent of Total Investments
United States	46%
Italy	8
Mexico	4
France	4
United Kingdom	3
Indonesia	3
Netherlands	3
Argentina	2
Spain	2
Japan	2
Canada	2
Poland	2
Other[2]	19

[2]	Includes holdings within countries that are 1% or less of total investments. Please refer to the Consolidated Schedule of Investments for such countries.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	9

Consolidated Schedule of Investments June 30, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks — 0.0%	Shares		Value
United States — 0.0%
HealthSouth Corp.		122	$4,736

Asset-Backed Securities	Par (000)
United States — 0.1%
Navient Private Education Loan Trust, Series 2016-AA, Class B, 3.50%, 12/16/58 (a)	USD	125	105,921
SLM Private Credit Student Loan Trust, Series 2006-A, Class B, 0.95%, 6/15/39 (b)		69	60,476
Total Asset-Backed Securities — 0.1%			166,397

Corporate Bonds
Argentina — 0.1%
Arcor SAIC, 6.00%, 7/06/23		43	43,000
YPF SA (a):
8.75%, 4/04/24		24	25,800
8.50%, 7/28/25		146	154,249

			223,049
Australia — 0.4%
Australia & New Zealand Banking Group Ltd., 1.38%, 9/04/18	EUR	100	114,729
CNOOC Curtis Funding No. 1 Property Ltd., 4.50%, 10/03/23 (a)	USD	220	238,128
National Australia Bank Ltd., 4.25%, 5/20/19	AUD	100	77,834
OeBB Infrastruktur AG, 3.38%, 5/18/32	EUR	30	45,531
Oesterreichische Kontrollbank AG, 1.50%, 10/21/20	USD	50	50,453

			526,675
Belgium — 0.1%
Anheuser-Busch InBev SA:
2.00%, 12/16/19	EUR	50	59,241
2.00%, 3/17/28		30	35,905

			95,146
British Virgin Islands — 0.4%
Sinopec Group Overseas Development 2015 Ltd.:
2.50%, 4/28/20	USD	240	242,589
3.25%, 4/28/25		200	201,810
State Grid Overseas Investment 2014 Ltd., 2.75%, 5/07/19		200	205,977

			650,376

Corporate Bonds	Par (000)		Value
Canada — 0.4%
Bank of Nova Scotia, 2.24%, 3/22/18	CAD	100	$78,609
Bell Canada, 3.00%, 10/03/22		50	40,301
Hydro One, Inc., 1.84%, 2/24/21		100	78,320
Novelis, Inc., 8.75%, 12/15/20	USD	30	31,275
Royal Bank of Canada:
2.00%, 10/01/18		100	101,391
3.04%, 7/17/24 (b)	CAD	100	77,693
TELUS Corp., 3.75%, 3/10/26		50	40,976
Toronto-Dominion Bank, 3.23%, 7/24/24		100	84,192
TransCanada PipeLines Ltd., 3.30%, 7/17/25		100	81,019

			613,776
Cayman Islands — 0.9%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	USD	200	202,338
Azure Orbit II International Finance Ltd., 3.38%, 4/25/19		200	207,562
Baidu, Inc., 3.00%, 6/30/20		200	204,162
China Overseas Finance Cayman II Ltd., 5.50%, 11/10/20		100	111,599
Hutchison Whampoa Finance 14 Ltd., 1.38%, 10/31/21	EUR	100	113,796
Petrobras International Finance Co., 6.75%, 1/27/41	USD	96	77,040
Saudi Electricity Global Sukuk Co., 4.21%, 4/03/22		200	209,433
Vale Overseas Ltd.:
5.88%, 6/10/21		100	100,125
4.38%, 1/11/22		75	70,290
6.88%, 11/21/36		50	45,500
XLIT Ltd., 2.30%, 12/15/18		50	50,515

			1,392,360
Chile — 0.5%
Banco Santander Chile, 1.00%, 7/31/17	CHF	50	51,368
Cencosud SA, 5.50%, 1/20/21 (a)	USD	150	161,511
Corp. Nacional del Cobre de Chile, 3.88%, 11/03/21 (a)		200	211,851
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24		50	52,847
GNL Quintero SA, 4.63%, 7/31/29 (a)		200	204,000

			681,577
China — 0.4%
Agricultural Bank of China Ltd., 2.13%, 10/20/18		200	201,541
Bank of China Ltd., 2.13%, 6/30/18		200	201,509
Industrial & Commercial Bank of China Ltd., 2.00%, 5/27/18		200	200,795

			603,845

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)	GBP	British Pound	PEN	Peruvian Sol
ARS	Argentine Peso	GO	General Obligation Bonds	PHP	Philippine Peso
AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RB	Revenue Bonds
BZDIOVER	Brazil Interbank Deposit Rate	ILS	Israeli Shekel	RON	Romanian Leu
CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble
CHF	Swiss Franc	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	South Korean Won	SGD	Singapore Dollar
CNH	Chinese Renminbi	LIBOR	London Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CNY	Chinese Renminbi	MXIBTIIE	Mexico Interbank TIIE 28 Day Rate	THB	Thai Baht
COP	Certificates of Participation	MXN	Mexican Peso	TRY	Turkish Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwan Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD	U.S. Dollar
EUR	Euro	NZD	New Zealand Dollar	WIBOR	Warsaw Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-Counter	ZAR	South African Rand

See Notes to Consolidated Financial Statements.

10	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Colombia — 0.2%
Ecopetrol SA:
5.88%, 9/18/23	USD	200	$206,000
4.13%, 1/16/25		100	90,470

			296,470
Finland — 0.1%
OP Corporate Bank PLC, 1.25%, 5/14/18	EUR	100	113,532
France — 1.5%
AXA SA:
7.13%, 12/15/20	GBP	50	79,682
5.25%, 4/16/40 (b)	EUR	100	122,505
Banque Federative du Credit Mutuel SA, 0.25%, 6/14/19		100	111,521
BNP Paribas SA, 2.88%, 3/20/26 (b)		100	113,568
BP Capital Markets PLC, 2.99%, 2/18/19		100	119,566
BPCE SFH SA, 1.50%, 1/30/20		200	235,680
Cie de Financement Foncier SA:
4.13%, 10/25/17		100	117,295
0.25%, 3/16/22		100	112,912
Credit Agricole SA:
1.75%, 3/12/18		100	114,292
3.90%, 4/19/21		100	126,387
Credit Mutuel — CIC Home Loan SFH, 1.38%, 4/22/20		100	117,847
Dexia Credit Local SA:
0.25%, 3/19/20		100	112,371
0.20%, 3/16/21		50	55,974
Electricite de France SA:
6.88%, 12/12/22	GBP	50	86,058
3.63%, 10/13/25 (a)	USD	60	62,576
Engie, 3.00%, 2/01/23	EUR	75	97,340
HSBC Holdings PLC, 0.63%, 12/03/20		100	112,573
mFinance France SA, 2.38%, 4/01/19		25	28,176
Orange SA:
3.88%, 1/14/21		50	64,862
5.63%, 1/23/34	GBP	25	43,932
Renault SA, 3.13%, 3/05/21	EUR	50	62,092
RTE Reseau de Transport d’Electricite SA, 2.75%, 6/20/29		100	131,670
Total Capital SA, 3.13%, 9/16/22		50	65,250

			2,294,129
Germany — 0.8%
Bayer AG, 1.88%, 1/25/21		50	59,435
Daimler AG, 0.50%, 9/09/19		50	56,336
Deutsche Bank AG, 1.00%, 3/18/19		100	111,557
FMS Wertmanagement AoeR, 0.13%, 4/16/20		100	112,939
KFW:
2.00%, 12/06/18	GBP	100	137,636
2.75%, 4/16/20	AUD	100	75,953
2.13%, 1/17/23	USD	130	135,241
0.38%, 4/23/30	EUR	135	149,689
Landesbank Hessen-Thueringen Girozentrale, 1.00%, 6/26/18		100	113,667
Landwirtschaftliche Rentenbank:
1.50%, 12/23/19	GBP	50	68,544
0.25%, 11/24/22	EUR	50	57,092
1.88%, 4/17/23	USD	50	51,168

			1,129,257

Corporate Bonds	Par (000)		Value
Hong Kong — 0.1%
CITIC Ltd., 6.63%, 4/15/21	USD	100	$117,363
India — 0.1%
ICICI Bank Ltd., 5.75%, 11/16/20		100	112,179
ONGC Videsh Ltd., 2.75%, 7/15/21	EUR	100	115,858

			228,037
Indonesia — 0.1%
Pertamina Persero PT, 5.25%, 5/23/21	USD	200	214,149
Ireland — 0.2%
Bank of Ireland, 3.25%, 1/15/19	EUR	130	153,798
GE Capital European Funding, 5.38%, 1/23/20		70	92,400

			246,198
Italy — 0.3%
Assicurazioni Generali SpA, 2.88%, 1/14/20		100	119,836
Eni SpA, 4.00%, 6/29/20		50	63,620
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (a)	USD	200	189,623
UniCredit SpA, 3.38%, 10/31/17	EUR	50	58,021

			431,100
Japan — 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.88%, 3/11/22		100	112,751
Jersey — 0.0%
Heathrow Funding Ltd., 6.25%, 9/10/18	GBP	50	72,390
Kazakhstan — 0.1%
KazMunayGas National Co. JSC, 9.13%, 7/02/18	USD	150	166,530
Luxembourg — 0.3%
European Financial Stability Facility:
1.13%, 11/30/17	EUR	160	181,410
1.38%, 6/07/21		100	120,243
0.20%, 4/28/25		50	55,957
2.35%, 7/29/44		40	60,144
Glencore Finance Europe SA, 1.25%, 3/17/21		100	102,119

			519,873
Malaysia — 0.1%
Petronas Global Sukuk Ltd., 2.71%, 3/18/20	USD	200	202,261
Mexico — 0.7%
America Movil SAB de C.V.:
5.00%, 3/30/20		100	110,802
3.00%, 7/12/21	EUR	100	122,898
5.75%, 6/28/30	GBP	50	83,815
6.38%, 3/01/35	USD	50	61,266
Grupo Bimbo SAB de C.V., 4.50%, 1/25/22		100	108,295
Grupo Televisa SAB, 8.50%, 3/11/32		50	65,326
Petroleos Mexicanos:
6.38%, 2/04/21 (a)		100	108,730
1.88%, 4/21/22	EUR	100	102,068
4.88%, 1/18/24	USD	190	192,622
6.88%, 8/04/26 (a)		60	67,080

			1,022,902
Netherlands — 3.1%
ABN AMRO Bank NV:
1.88%, 7/31/19	EUR	100	118,299
2.88%, 6/30/25 (b)		100	113,320
Allianz Finance II BV, 4.75%, 7/22/19		100	127,052
Bank Nederlandse Gemeenten NV, 1.50%, 4/15/20		80	94,829

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	11

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Netherlands (continued)
BAT Netherlands Finance BV, 4.88%, 2/24/21	EUR	75	$100,205
Bharti Airtel International Netherlands BV, 3.38%, 5/20/21		100	119,853
BMW Finance NV, 3.25%, 1/14/19		50	60,144
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.55%, 8/30/29	GBP	50	80,703
Cooperatieve Rabobank UA, 1.38%, 2/03/27	EUR	30	34,250
Deutsche Bahn Finance BV, 3.50%, 6/10/20		70	88,816
Deutsche Telekom International Finance BV, 4.25%, 7/13/22		50	68,435
E.ON International Finance BV, 6.00%, 10/30/19	GBP	50	75,603
Embraer Netherlands Finance BV, 5.05%, 6/15/25	USD	50	49,345
Enel Finance International NV, 5.00%, 9/14/22	EUR	75	106,070
Gas Natural Fenosa Finance BV, 3.38% (b)(c)		200	197,802
ING Bank NV:
2.00%, 8/28/20		100	121,292
4.50%, 2/21/22		100	135,994
Lukoil International Finance BV, 7.25%, 11/05/19	USD	100	111,980
LYB International Finance BV, 4.00%, 7/15/23		50	53,534
Majapahit Holding BV, 7.75%, 1/20/20		100	114,300
Nederlandse Waterschapsbank NV, 0.50%, 10/27/22	EUR	100	114,874
Petrobras Global Finance BV:
8.38%, 5/23/21	USD	1,409	1,454,088
6.85%, 6/05/49		512	389,120
Rabobank Nederland, 5.50% (b)(c)	CHF	50	54,025
RWE Finance BV, 5.50%, 7/06/22	GBP	50	75,513
Shell International Finance BV:
4.38%, 5/14/18	EUR	50	60,160
1.88%, 9/15/25		155	191,699
Siemens Financieringsmaatschappij NV, 1.75%, 3/12/21		100	120,391
Volkswagen International Finance NV, 3.50% (b)(c)		50	49,894
Vonovia Finance BV, 2.13%, 7/09/22		50	60,443

			4,542,033
Norway — 0.2%
DNB Boligkreditt, 3.88%, 6/16/21		100	132,785
Statoil ASA, 1.95%, 11/08/18	USD	100	101,359

			234,144
Peru — 0.1%
Banco de Credito del Peru, 4.25%, 4/01/23		75	79,500
Portugal — 0.1%
Banco Santander Totta SA, 0.88%, 10/27/20	EUR	100	114,182
South Korea — 0.1%
Export-Import Bank of Korea, 1.75%, 2/27/18	USD	200	200,842
Spain — 0.5%
Ayt Cedulas Cajas Global, Series 6, 4.00%, 3/24/21	EUR	100	130,382
Bankia SA, 1.13%, 8/05/22		100	116,685
BBVA Senior Finance SAU, 2.38%, 1/22/19		100	116,661
Iberdrola Finanzas SAU, 4.13%, 3/23/20		50	63,708
Programa Cedulas TDA Fondo de Titulizacion de Activos, Series A4, 4.13%, 4/10/21		100	130,851
Telefonica Emisiones SAU, 3.99%, 1/23/23		100	132,813

			691,100

Corporate Bonds	Par (000)		Value
Sweden — 0.4%
Investor AB, 4.88%, 11/18/21	EUR	50	$68,847
Nordea Hypotek AB, Series 5529, 2.00%, 6/20/18	SEK	1,000	123,418
Skandinaviska Enskilda Banken AB, 0.75%, 6/16/22	EUR	100	116,044
Stadshypotek AB, 1.63%, 10/30/20		100	119,513
Swedbank Hypotek AB, Series 187, 3.75%, 9/19/18	SEK	1,000	128,519

			556,341
Switzerland — 0.3%
Credit Suisse AG, 0.38%, 4/11/19	EUR	100	111,322
Credit Suisse, New York, 5.40%, 1/14/20	USD	100	108,558
Pfandbriefbank schweizerischer Hypothekarinstitute AG, Series 621, 0.50%, 6/15/29	CHF	80	88,015
Pfandbriefzentrale der schweizerischen Kantonalbanken AG, Series 477, 0.01%, 12/15/21		100	105,199
UBS AG, 5.75%, 4/25/18	USD	100	107,259

			520,353
Thailand — 0.1%
Bangkok Bank PCL, 4.80%, 10/18/20		100	110,816
Turkey — 0.1%
Turkiye Garanti Bankasi, 3.38%, 7/08/19	EUR	100	114,304
United Kingdom — 1.1%
Abu Dhabi National Energy Co. PJSC, 2.50%, 1/12/18 (a)	USD	200	201,104
Aon PLC, 4.75%, 5/15/45		35	37,544
Aviva PLC, 5.90% (b)(c)	GBP	25	32,699
Bank of Scotland PLC, 6.38%, 8/16/19		50	72,949
Barclays Bank PLC, 4.00%, 10/07/19	EUR	50	62,786
Centrica PLC, 6.38%, 3/10/22	GBP	50	82,796
FCE Bank PLC, 1.13%, 2/10/22	EUR	100	111,334
HSBC Bank PLC, 5.38%, 11/04/30 (b)	GBP	20	28,631
Imperial Tobacco Finance PLC, 7.75%, 6/24/19		50	78,021
LCR Finance PLC, 4.50%, 12/07/28		20	34,937
Lloyds Bank PLC:
0.63%, 4/20/20	EUR	100	110,473
0.50%, 7/22/20		150	169,556
National Grid Electricity Transmission PLC, 6.50%, 7/27/28	GBP	50	96,249
Nationwide Building Society, 0.38%, 7/30/20	EUR	100	112,501
Network Rail Infrastructure Finance PLC, 1.00%, 12/07/17	GBP	100	133,979
Prudential PLC, 6.13%, 12/19/31		25	38,653
Santander UK PLC, 4.00%, 3/13/24	USD	50	53,683
THFC Funding No. 1 PLC, 5.13%, 12/21/35	GBP	25	42,166
Vodafone Group PLC, 1.25%, 8/25/21	EUR	100	114,307

			1,614,368
United States — 10.0%
21st Century Fox America, Inc., 6.20%, 12/15/34	USD	50	62,691
AbbVie, Inc.:
2.30%, 5/14/21		77	77,936
2.85%, 5/14/23		125	126,699
3.20%, 5/14/26		130	131,687
4.70%, 5/14/45		50	52,878
Aetna, Inc.:
2.40%, 6/15/21		74	75,501

See Notes to Consolidated Financial Statements.

12	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
United States (continued)
Aetna, Inc. (continued):
3.50%, 11/15/24	USD	50	$52,750
3.20%, 6/15/26		168	172,842
4.38%, 6/15/46		75	77,887
Air Lease Corp., 3.38%, 6/01/21		65	66,623
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		30	31,275
Altice US Finance I Corp., 5.38%, 7/15/23 (a)		200	198,500
Altria Group, Inc., 2.85%, 8/09/22		75	78,557
American International Group, Inc.:
3.75%, 7/10/25		100	101,921
3.90%, 4/01/26		143	147,366
American Tower Corp.:
3.30%, 2/15/21		37	38,598
4.40%, 2/15/26		8	8,686
3.38%, 10/15/26		85	85,442
Amgen, Inc., 4.66%, 6/15/51 (a)		55	57,465
Anadarko Petroleum Corp.:
4.85%, 3/15/21		30	31,818
3.45%, 7/15/24		50	48,872
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		35	36,296
3.30%, 2/01/23		45	47,415
4.70%, 2/01/36		20	22,475
4.00%, 1/17/43		50	51,519
Anthem, Inc., 3.13%, 5/15/22		50	51,728
Apache Corp.:
3.63%, 2/01/21		50	52,260
2.63%, 1/15/23		50	49,526
5.10%, 9/01/40		20	20,829
Apple, Inc.:
1.38%, 1/17/24	EUR	100	117,767
3.25%, 2/23/26	USD	88	93,419
3.85%, 5/04/43		25	25,101
4.65%, 2/23/46		65	73,423
AT&T, Inc.:
1.45%, 6/01/22	EUR	100	115,444
3.95%, 1/15/25	USD	75	79,721
3.40%, 5/15/25		50	51,145
5.50%, 3/15/27	GBP	50	82,776
4.80%, 6/15/44	USD	50	51,331
AutoZone, Inc., 3.13%, 4/21/26		27	27,671
Bank of America Corp.:
2.00%, 1/11/18		100	100,639
1.88%, 1/10/19	EUR	100	115,629
4.00%, 4/01/24	USD	50	53,365
3.88%, 8/01/25		50	53,041
4.45%, 3/03/26		40	41,837
Series L, 3.95%, 4/21/25		50	50,917
Bank of New York Mellon Corp.:
2.05%, 5/03/21		115	116,808
2.80%, 5/04/26		27	28,006
Baxalta, Inc., 4.00%, 6/23/25		55	57,392
Becton Dickinson and Co., 3.25%, 11/12/20		50	52,557
Berkshire Hathaway Energy Co., 3.50%, 2/01/25		100	107,852
Berkshire Hathaway, Inc., 3.13%, 3/15/26		30	31,456
Branch Banking & Trust Co., 1.45%, 5/10/19		322	323,291
Burlington Northern Santa Fe LLC, 3.90%, 8/01/46		33	34,832
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26 (a)		30	30,900
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		20	20,650

Corporate Bonds	Par (000)		Value
United States (continued)
Cemex Finance LLC, 9.38%, 10/12/22 (a)	USD	200	$220,000
CF Industries, Inc.:
4.95%, 6/01/43		25	22,988
5.38%, 3/15/44		50	47,153
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 7/23/25 (a)		125	136,663
Citigroup, Inc.:
4.40%, 6/10/25		100	104,561
5.15%, 5/21/26	GBP	25	40,012
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	USD	30	30,000
CMS Energy Corp., 3.00%, 5/15/26		35	35,756
CNOOC Finance 2015 USA LLC, 3.50%, 5/05/25		200	202,609
Coca-Cola Co., 2.55%, 6/01/26		75	77,202
Comcast Corp., 4.60%, 8/15/45		50	57,568
Commonwealth Edison Co., 3.80%, 10/01/42		35	36,413
ConocoPhillips Co., 3.35%, 5/15/25		75	77,528
Consolidated Edison Co. of New York, Inc., Series 06-B, 6.20%, 6/15/36		25	33,086
Crown Castle International Corp.:
3.40%, 2/15/21		8	8,351
5.25%, 1/15/23		30	33,662
3.70%, 6/15/26		9	9,285
CSX Corp., 3.70%, 11/01/23		50	54,059
CVS Health Corp., 3.88%, 7/20/25		89	97,898
Daimler Finance North America LLC:
2.38%, 8/01/18 (a)		150	153,330
1.50%, 7/05/19		300	299,553
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		45	45,500
Devon Energy Corp., 4.00%, 7/15/21		50	50,603
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a):
3.48%, 6/01/19		30	30,732
4.42%, 6/15/21		30	30,878
5.45%, 6/15/23		30	31,127
6.02%, 6/15/26		40	41,699
8.10%, 7/15/36		10	10,780
8.35%, 7/15/46		10	10,751
Discovery Communications LLC, 4.90%, 3/11/26		40	42,419
Dominion Gas Holdings LLC:
2.50%, 12/15/19		200	204,565
4.60%, 12/15/44		25	26,021
Dominion Resources, Inc., 3.63%, 12/01/24		75	78,885
DTE Electric Co., 3.70%, 6/01/46		25	26,393
Duke Energy Carolinas LLC, 3.75%, 6/01/45		50	52,792
Eastman Chemical Co., 4.65%, 10/15/44		25	25,571
Eaton Corp.:
2.75%, 11/02/22		30	30,755
4.15%, 11/02/42		50	53,853
Emera US Finance LP (a):
2.15%, 6/15/19		63	63,733
2.70%, 6/15/21		80	81,523
3.55%, 6/15/26		59	60,371
Energy Transfer Partners LP:
4.90%, 3/15/35		50	44,173
6.05%, 6/01/41		50	48,748
Equifax, Inc., 2.30%, 6/01/21		45	45,636
Exelon Corp., 2.45%, 4/15/21		5	5,070

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	13

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
United States (continued)
Exxon Mobil Corp.:
2.73%, 3/01/23	USD	35	$36,540
3.04%, 3/01/26		25	26,538
4.11%, 3/01/46		11	12,406
FedEx Corp.:
4.00%, 1/15/24		50	54,634
4.55%, 4/01/46		22	23,872
First Data Corp., 5.75%, 1/15/24 (a)		30	29,775
Florida Power & Light Co., 3.25%, 6/01/24		100	107,479
Forest Laboratories, Inc., 5.00%, 12/15/21 (a)		100	111,913
General Electric Capital Corp., 5.38%, 12/18/40	GBP	25	48,789
General Motors Financial Co., Inc.:
3.50%, 7/10/19	USD	75	77,606
3.20%, 7/06/21 (d)		137	136,749
Georgia-Pacific LLC, 3.60%, 3/01/25 (a)		81	86,635
Gilead Sciences, Inc., 3.70%, 4/01/24		50	54,143
GlaxoSmithKline Capital PLC, 5.25%, 12/19/33	GBP	20	36,178
Goldman Sachs Group, Inc.:
2.63%, 4/25/21	USD	51	51,721
2.00%, 7/27/23	EUR	95	110,955
4.25%, 10/21/25	USD	50	51,684
6.45%, 5/01/36		25	29,527
HD Supply, Inc., 5.75%, 4/15/24 (a)		50	52,000
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (a)		50	52,241
Home Depot, Inc., 5.88%, 12/16/36		50	68,290
Hyundai Capital America (a):
2.50%, 3/18/19		95	97,111
3.00%, 3/18/21		125	129,480
Intel Corp., 4.10%, 5/19/46		65	67,581
International Paper Co., 3.80%, 1/15/26		50	52,472
Johnson & Johnson, 3.70%, 3/01/46		22	24,772
JPMorgan Chase & Co.:
3.88%, 9/23/20	EUR	50	63,929
2.70%, 5/18/23	USD	200	202,034
3.63%, 5/13/24		185	196,443
3.20%, 6/15/26		125	128,479
Kraft Heinz Foods Co. (a):
3.00%, 6/01/26	USD	52	52,425
4.38%, 6/01/46		25	26,438
Lam Research Corp.:
2.80%, 6/15/21		34	34,807
3.45%, 6/15/23		25	25,820
3.90%, 6/15/26		25	26,320
Lockheed Martin Corp., 3.60%, 3/01/35		50	50,688
Lowe’s Cos., Inc.:
2.50%, 4/15/26		50	50,925
3.70%, 4/15/46		35	35,986
Marsh & McLennan Cos., Inc., 3.30%, 3/14/23		10	10,439
McDonald’s Corp., 3.70%, 2/15/42		50	49,111
MGM Resorts International, 6.00%, 3/15/23		40	42,200
Microsoft Corp., 5.20%, 6/01/39		50	61,681
Molson Coors Brewing Co. (d):
2.10%, 7/15/21		32	32,097
3.00%, 7/15/26		57	56,944
4.20%, 7/15/46		23	23,098
Monsanto Co., 3.95%, 4/15/45		35	32,402
Morgan Stanley:
1.88%, 1/05/18		100	100,566
7.30%, 5/13/19		100	114,896

Corporate Bonds	Par (000)		Value
United States (continued)
Morgan Stanley (continued):
2.50%, 4/21/21	USD	121	$122,266
3.88%, 1/27/26		81	85,989
3.95%, 4/23/27		50	50,565
Nationwide Financial Services, Inc., 5.38%, 3/25/21 (a)		50	55,846
New York Life Global Funding, 1.95%, 2/11/20 (a)		50	50,624
Norfolk Southern Corp.:
2.90%, 6/15/26		125	128,616
4.80%, 8/15/43		25	29,167
Northern States Power Co., 3.60%, 5/15/46		48	50,470
Oracle Corp.:
1.90%, 9/15/21 (d)		250	250,918
2.40%, 9/15/23 (d)		125	125,445
2.65%, 7/15/26 (d)		293	291,898
3.85%, 7/15/36 (d)		100	100,260
4.13%, 5/15/45		50	51,540
4.00%, 7/15/46 (d)		85	85,697
Pacific Gas & Electric Co., 3.75%, 2/15/24		50	54,689
Pemex Project Funding Master Trust, 6.63%, 6/15/35		150	154,650
Pfizer, Inc., 2.75%, 6/03/26		58	59,810
Philip Morris International, Inc., 4.25%, 11/10/44		12	13,180
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		25	25,241
Post Holdings, Inc., 7.75%, 3/15/24 (a)		30	32,963
Protective Life Corp., 8.45%, 10/15/39		25	34,980
QUALCOMM, Inc., 4.80%, 5/20/45		35	36,714
QVC, Inc., 4.85%, 4/01/24		50	51,758
Reliance Holding USA, Inc., 5.40%, 2/14/22		250	279,928
Republic Services, Inc., 2.90%, 7/01/26 (d)		25	25,354
Reynolds American, Inc., 5.85%, 8/15/45		25	31,943
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		30	30,975
Rite Aid Corp., 6.13%, 4/01/23 (a)		30	32,025
Roche Holdings, Inc., 6.50%, 3/04/21	EUR	50	72,221
Southern California Edison Co., 4.65%, 10/01/43	USD	25	30,282
Southern Co.:
2.75%, 6/15/20		75	77,732
2.95%, 7/01/23		96	99,514
3.25%, 7/01/26		84	87,253
Southern Copper Corp., 5.88%, 4/23/45		60	56,524
Spectrum Brands, Inc., 5.75%, 7/15/25		10	10,413
State Street Corp.:
1.95%, 5/19/21		95	96,194
2.65%, 5/19/26		119	121,426
Stryker Corp.:
3.50%, 3/15/26		27	28,644
4.63%, 3/15/46		26	29,212
T-Mobile USA, Inc., 6.00%, 4/15/24		30	31,050
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22		100	101,712
Teva Pharmaceutical Finance IV BV, 2.88%, 4/15/19	EUR	150	177,953
Thermo Fisher Scientific, Inc., 3.00%, 4/15/23	USD	31	31,647
TIAA Asset Management Finance Co. LLC, 4.13%, 11/01/24 (a)		50	52,525
Time Warner Cable, Inc.:
8.25%, 4/01/19		50	58,060
4.50%, 9/15/42		50	46,572
Time Warner, Inc., 7.70%, 5/01/32		50	69,806
Total System Services, Inc.:
3.80%, 4/01/21		20	21,175

See Notes to Consolidated Financial Statements.

14	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
United States (continued)
Total System Services, Inc. (continued):
4.80%, 4/01/26	USD	20	$21,688
Travelers Cos., Inc.:
3.90%, 11/01/20		50	54,868
3.75%, 5/15/46		15	15,696
UBS Group AG, 3.00%, 4/15/21 (a)		250	254,988
United Technologies Corp., 4.50%, 6/01/42		50	57,266
UnitedHealth Group, Inc., 3.75%, 7/15/25		100	109,712
Univision Communications, Inc., 8.50%, 5/15/21 (a)		30	31,350
Verizon Communications, Inc.:
4.40%, 11/01/34		50	51,557
4.52%, 9/15/48		50	52,065
Visa, Inc., 4.15%, 12/14/35		26	29,405
Wal-Mart Stores, Inc., 5.25%, 9/01/35		50	65,680
Walgreens Boots Alliance, Inc.:
2.60%, 6/01/21		31	31,578
3.10%, 6/01/23		14	14,259
3.80%, 11/18/24		50	52,974
3.45%, 6/01/26		22	22,584
4.65%, 6/01/46		10	10,665
Wells Fargo & Co.:
2.25%, 9/03/20	EUR	100	120,022
4.48%, 1/16/24	USD	150	164,421
4.40%, 6/14/46		55	56,035

			14,824,325
Venezuela — 0.3%
Petroleos de Venezuela SA:
6.00%, 5/16/24		1,279	452,411
6.00%, 11/15/26		115	40,101

			492,512
Total Corporate Bonds — 24.3%			36,048,566

Foreign Agency Obligations
Argentina — 2.9%
Argentina Bogar Bonds, 2.00%, 2/04/18 (b)	ARS	120	9,436
Argentina Bonar Bonds:
32.59%, 3/28/17 (b)		12,376	904,908
33.42%, 10/09/17 (b)		2,999	218,837
9.00%, 11/29/18	USD	391	428,706
Argentine Republic Government International Bond:
32.57%, 9/29/16 (b)	ARS	7,161	475,342
6.25%, 4/22/19 (a)	USD	791	824,618
6.88%, 4/22/21 (a)		1,240	1,322,460
5.83%, 12/31/33 (b)	ARS	136	57,040

			4,241,347
Australia — 0.9%
Australia Government Bond:
5.50%, 1/21/18	AUD	240	189,659
3.25%, 10/21/18		100	77,363
5.75%, 7/15/22		190	174,035
2.75%, 4/21/24		130	102,890
4.75%, 4/21/27		220	207,059
2.25%, 5/21/28		90	67,839
3.75%, 4/21/37		80	70,881

Foreign Agency Obligations	Par (000)		Value
Australia (continued)
New South Wales Treasury Corp., 4.00%, 4/20/23	AUD	100	$83,942
Queensland Treasury Corp. (a):
4.25%, 7/21/23		50	42,144
4.75%, 7/21/25		100	88,609
Treasury Corp. of Victoria, 6.00%, 6/15/20		120	103,847
Western Australian Treasury Corp., 2.50%, 7/22/20		100	75,857

			1,284,125
Austria — 0.5%
Austria Government Bond (a):
1.15%, 10/19/18	EUR	130	149,865
3.90%, 7/15/20		120	156,807
1.75%, 10/20/23		160	203,526
4.85%, 3/15/26		90	146,171
4.15%, 3/15/37		40	74,765
3.15%, 6/20/44		40	70,902

			802,036
Belgium — 0.9%
Belgium Government Bond (a):
2.60%, 6/22/24		680	915,002
3.00%, 6/22/34		100	155,709
4.25%, 3/28/41		40	78,539
European Union:
0.25%, 7/04/20		80	90,970
2.75%, 9/21/21		70	90,134
2.88%, 4/04/28		40	57,168

			1,387,522
Brazil — 1.8%
Brazil Letras do Tesouro Nacional, 0.00%, 1/01/19 (e)	BRL	4	930,860
Brazil Notas do Tesouro Nacional:
10.00%, 1/01/21		2	413,995
10.00%, 1/01/25		2	399,629
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/01/19		1	297,755
Brazilian Government International Bond:
7.13%, 1/20/37	USD	376	423,000
5.00%, 1/27/45		200	179,500

			2,644,739
Bulgaria — 0.1%
Bulgaria Government International Bond, 2.00%, 3/26/22	EUR	100	113,527
Canada — 1.7%
Canada Housing Trust No. 1 (a):
2.00%, 12/15/19	CAD	100	80,364
2.65%, 3/15/22		210	176,340
Canadian Government Bond:
1.25%, 3/01/18		440	344,681
5.75%, 6/01/33		170	212,363
5.00%, 6/01/37		90	109,817
4.00%, 6/01/41		110	123,982
3.50%, 12/01/45		30	32,764
Hydro-Quebec, 5.00%, 2/15/50		50	57,220
Province of Alberta Canada, 2.00%, 6/01/19		150	119,422
Province of British Columbia Canada:
2.30%, 6/18/26		100	80,242
2.80%, 6/18/48		50	39,795

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	15

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
Canada (continued)
Province of Manitoba Canada, 1.60%, 9/05/20	CAD	100	$78,693
Province of New Brunswick Canada, 3.65%, 6/03/24		70	61,013
Province of Nova Scotia Canada, 6.60%, 12/01/31		30	34,392
Province of Ontario Canada:
1.88%, 5/21/20	USD	70	71,484
3.00%, 9/28/20	EUR	50	62,778
2.60%, 6/02/25	CAD	250	205,720
4.65%, 6/02/41		60	62,165
2.90%, 12/02/46		150	119,723
Province of Quebec Canada:
4.75%, 4/29/18	EUR	70	84,769
3.75%, 9/01/24	CAD	350	312,368
2.88%, 10/16/24	USD	50	53,347
5.00%, 12/01/41	CAD	50	54,060
Province of Saskatchewan Canada, 2.75%, 12/02/46		20	14,990

			2,592,492
Cayman Islands — 0.3%
IPIC GMTN Ltd.:
5.00%, 11/15/20 (a)	USD	250	276,915
5.88%, 3/14/21	EUR	100	135,900

			412,815
Chile — 0.2%
Chile Government International Bond:
1.63%, 1/30/25		100	117,434
3.13%, 1/21/26	USD	107	110,477

			227,911
China — 0.1%
Export-Import Bank of China, 2.00%, 4/26/21		200	199,316
Colombia — 0.5%
Colombia Government International Bond, 5.63%, 2/26/44		200	221,500
Colombian TES:
7.00%, 9/11/19	COP	400,000	137,715
10.00%, 7/24/24		480,000	191,037
6.00%, 4/28/28		390,000	116,910

			667,162
Czech Republic — 0.4%
Czech Republic Government Bond:
4.60%, 8/18/18	CZK	1,000	45,108
1.50%, 10/29/19		2,500	107,569
5.70%, 5/25/24		2,800	164,043
2.50%, 8/25/28		1,400	70,014
4.20%, 12/04/36		500	32,242
Czech Republic International, 3.88%, 5/24/22	EUR	100	135,445

			554,421
Denmark — 0.2%
Denmark Government Bond:
4.00%, 11/15/19	DKK	700	120,365
1.50%, 11/15/23		500	83,717
1.75%, 11/15/25		500	86,172
4.50%, 11/15/39		270	76,303

			366,557

Foreign Agency Obligations	Par (000)		Value
Europe — 0.6%
European Investment Bank:
1.75%, 6/17/19	USD	200	$204,242
0.13%, 6/15/20	EUR	130	147,254
2.13%, 1/15/24		120	156,106
1.00%, 3/14/31		70	81,954
3.88%, 6/08/37	GBP	40	70,737
4.00%, 10/15/37	EUR	80	146,148

			806,441
Finland — 0.2%
Finland Government Bond (a):
3.50%, 4/15/21		100	131,950
1.50%, 4/15/23		40	49,601
0.88%, 9/15/25		50	59,438
2.75%, 7/04/28		50	72,318

			313,307
France — 3.1%
Agence Francaise de Developpement, 2.13%, 2/15/21		100	122,931
Caisse d’Amortissement de la Dette Sociale:
1.25%, 3/12/18 (a)	USD	100	100,670
4.00%, 10/25/19	EUR	100	127,228
2.38%, 1/25/24		50	65,673
Caisse de Refinancement de l’Habitat SA, 2.50%, 3/29/21	CHF	100	118,193
Caisse Francaise de Financement Local, 4.25%, 2/07/19	EUR	100	123,946
France Government Bond OAT:
0.00%, 2/25/18 (e)		360	403,105
0.00%, 5/25/20 (e)		400	451,576
0.25%, 11/25/20		150	171,252
2.25%, 10/25/22		500	642,601
2.25%, 5/25/24		130	170,881
0.50%, 5/25/25		260	299,404
3.50%, 4/25/26		450	662,756
2.50%, 5/25/30		40	56,801
1.50%, 5/25/31		80	101,283
5.75%, 10/25/32		100	202,320
4.00%, 10/25/38		100	184,768
4.50%, 4/25/41		50	101,422
3.25%, 5/25/45		95	167,221
4.00%, 4/25/60		60	131,033
SNCF Reseau, 5.00%, 10/10/33		40	74,394
UNEDIC, 2.13%, 6/01/18		100	116,387

			4,595,845
Germany — 1.1%
Bundesrepublik Deutschland:
2.00%, 8/15/23		100	130,495
1.00%, 8/15/25		130	160,193
4.75%, 7/04/34		120	243,288
4.25%, 7/04/39		230	483,330
2.50%, 8/15/46		55	98,105
Series 09, 3.50%, 7/04/19		190	237,407
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/26		171	210,481
State of North Rhine-Westphalia, 1.00%, 1/16/25		60	71,341

			1,634,640

See Notes to Consolidated Financial Statements.

16	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
Greece — 0.8%
Hellenic Republic Government Bond (f):
3.00%, 2/24/23	EUR	82	$68,284
3.00%, 2/24/24		82	66,128
3.00%, 2/24/25		82	64,738
3.00%, 2/24/26		82	64,536
3.00%, 2/24/27		82	62,081
3.00%, 2/24/28		82	61,239
3.00%, 2/24/29		82	59,900
3.00%, 2/24/30		82	58,943
3.00%, 2/24/31		82	58,446
3.00%, 2/24/32		82	58,453
3.00%, 2/24/33		82	56,485
3.00%, 2/24/34		82	56,760
3.00%, 2/24/35		82	55,603
3.00%, 2/24/36		82	55,432
3.00%, 2/24/37		82	55,111
3.00%, 2/24/38		82	54,735
3.00%, 2/24/39		82	54,370
3.00%, 2/24/40		82	54,508
3.00%, 2/24/41		82	54,498
3.00%, 2/24/42		82	54,920

			1,175,170
Hungary — 0.2%
Hungary Government Bond:
3.50%, 6/24/20	HUF	40,000	148,549
3.00%, 6/26/24		30,000	105,804

			254,353
Indonesia — 3.6%
Indonesia Government International Bond:
7.88%, 4/15/19	IDR	2,000,000	153,567
2.88%, 7/08/21	EUR	100	115,321
3.38%, 4/15/23	USD	350	351,900
2.63%, 6/14/23 (a)	EUR	276	309,016
4.75%, 1/08/26	USD	200	217,774
Indonesia Treasury Bond:
8.38%, 3/15/24	IDR	5,131,000	409,509
8.38%, 9/15/26		2,400,000	192,687
9.00%, 3/15/29		3,000,000	251,353
8.75%, 5/15/31 (d)		5,538,000	458,716
6.63%, 5/15/33		2,226,000	146,629
8.38%, 3/15/34 (d)		17,662,000	1,416,971
8.25%, 5/15/36 (d)		14,736,000	1,177,653
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 9/10/24	USD	200	206,500

			5,407,596
Israel — 0.6%
Israel Government Bond — Fixed:
2.25%, 5/31/19	ILS	850	232,638
3.75%, 3/31/24		500	153,286
1.75%, 8/31/25		530	140,772
5.50%, 1/31/42		100	39,493
Israel Government International Bond:
3.15%, 6/30/23	USD	200	212,979
2.88%, 1/29/24	EUR	100	127,816

			906,984

Foreign Agency Obligations	Par (000)		Value
Italy — 10.2%
Cassa Depositi e Prestiti SpA, 1.00%, 1/26/18	EUR	100	$112,377
Italy Buoni Poliennali Del Tesoro:
2.25%, 4/22/17		190	214,824
0.75%, 1/15/18		130	146,087
3.50%, 12/01/18		335	403,475
2.35%, 9/15/19		5,541	6,680,228
0.70%, 5/01/20		425	481,814
3.75%, 3/01/21		80	102,967
0.45%, 6/01/21		220	245,270
1.35%, 4/15/22		100	116,016
4.50%, 5/01/23		270	374,213
2.35%, 9/15/24 (a)		231	294,376
5.00%, 3/01/25 (a)		430	628,391
5.25%, 11/01/29		150	238,229
3.50%, 3/01/30 (a)		90	122,641
1.65%, 3/01/32 (a)		150	164,981
1.25%, 9/15/32 (a)		1,055	1,230,777
4.00%, 2/01/37		130	191,313
5.00%, 8/01/39		60	101,017
5.00%, 9/01/40		30	50,485
4.75%, 9/01/44 (a)		100	167,079
3.25%, 9/01/46 (a)		895	1,193,397
2.70%, 3/01/47 (a)		1,517	1,809,685

			15,069,642
Japan — 2.2%
Japan Bank for International Cooperation, 1.75%, 5/28/20	USD	200	202,187
Japan Finance Organization for Municipalities, 1.50%, 9/12/17		200	200,672
Japan Government Forty Year Bond:
2.40%, 3/20/48	JPY	6,500	106,615
2.20%, 3/20/50		5,000	80,574
2.00%, 3/20/52		7,000	110,848
1.70%, 3/20/54		18,000	271,495
Japan Government Ten Year Bond, 0.10%, 3/20/26		17,000	170,219
Japan Government Thirty Year Bond:
2.40%, 9/20/38		12,000	174,887
2.20%, 9/20/39		7,000	100,078
2.00%, 9/20/40		10,000	140,099
1.70%, 3/20/44		14,500	199,796
1.50%, 3/20/45		11,000	146,905
1.40%, 9/20/45		5,000	65,797
Japan Government Twenty Year Bond:
2.20%, 6/20/29		10,000	126,582
1.70%, 12/20/32		6,500	81,133
1.60%, 12/20/33		10,000	124,022
1.50%, 6/20/34		45,550	559,621
1.30%, 6/20/35		20,000	239,502
1.00%, 12/20/35		15,000	171,652

			3,272,684
Kazakhstan — 0.1%
Kazakhstan Government International Bond, 5.13%, 7/21/25	USD	200	219,024
Luxembourg — 0.1%
European Stability Mechanism,
Series 43, 0.88%, 10/15/19	EUR	100	115,700
1.85%, 12/01/55		20	26,585

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	17

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
Luxembourg (continued)
Luxembourg Government Bond, 2.13%, 7/10/23	EUR	30	$39,017

			181,302
Malaysia — 1.0%
Malaysia Government Bond:
3.31%, 10/31/17	MYR	700	174,947
3.66%, 10/15/20		1,900	477,108
3.80%, 9/30/22		350	87,332
3.96%, 9/15/25		760	190,443
4.50%, 4/15/30		600	154,622
Malaysia Government Investment Issue:
3.58%, 5/15/20		1,000	248,178
4.44%, 5/22/24		700	179,364

			1,511,994
Mexico — 4.0%
Mexican Bonos:
4.75%, 6/14/18	MXN	5,000	272,969
8.00%, 6/11/20		3,500	209,697
6.50%, 6/10/21		3,000	171,478
10.00%, 12/05/24		6,640	465,684
5.75%, 3/05/26		63,350	3,436,556
8.50%, 5/31/29		600	39,519
7.75%, 5/29/31		2,500	155,888
8.50%, 11/18/38		4,500	306,182
Mexico Government International Bond:
2.38%, 4/09/21	EUR	100	116,822
1.88%, 2/23/22		150	170,874
4.00%, 10/02/23	USD	150	161,482
1.63%, 3/06/24	EUR	100	111,669
6.05%, 1/11/40	USD	100	125,750
4.60%, 1/23/46		200	211,000

			5,955,570
Netherlands — 0.5%
Netherlands Government Bond:
1.25%, 1/15/19 (a)	EUR	200	232,355
2.25%, 7/15/22 (a)		100	128,959
3.75%, 1/15/23		110	155,177
2.50%, 1/15/33 (a)		60	90,837
3.75%, 1/15/42 (a)		70	141,140

			748,468
New Zealand — 1.4%
New Zealand Government Bond:
6.00%, 5/15/21	NZD	140	118,147
3.00%, 9/20/30		2,200	1,883,099
2.50%, 9/20/35		76	61,044

			2,062,290
Norway — 0.1%
Norway Government Bond, 2.00%, 5/24/23 (a)	NOK	600	77,517
Panama — 0.2%
Panama Government International Bond:
5.20%, 1/30/20	USD	150	166,125
6.70%, 1/26/36		50	66,375

			232,500
Peru — 0.2%
Peru Government Bond, 6.95%, 8/12/31	PEN	330	107,174

Foreign Agency Obligations	Par (000)		Value
Peru (continued)
Peruvian Government International Bond, 8.75%, 11/21/33	USD	130	$203,937

			311,111
Philippines — 0.7%
Philippine Government Bond:
3.50%, 3/20/21	PHP	16,000	348,720
3.63%, 9/09/25		5,000	108,303
3.63%, 3/21/33		8,500	169,908
Philippine Government International Bond:
4.00%, 1/15/21	USD	280	306,307
6.38%, 10/23/34		100	145,424

			1,078,662
Poland — 2.1%
Poland Government Bond, 1.50%, 4/25/20	PLN	5,661	1,412,274
Poland Government International Bond:
1.63%, 1/15/19	EUR	340	391,461
4.20%, 4/15/20		60	76,640
1.00%, 9/17/21	CHF	80	86,267
4.50%, 1/18/22	EUR	290	391,432
3.00%, 3/17/23	USD	100	101,710
5.25%, 1/20/25	EUR	300	445,287
3.25%, 4/06/26	USD	100	101,944
0.88%, 5/10/27	EUR	70	73,752
2.38%, 1/18/36		30	34,417

			3,115,184
Portugal — 0.5%
Portugal Obrigacoes do Tesouro OT (a):
5.65%, 2/15/24		58	75,845
2.88%, 10/15/25		229	253,561
3.88%, 2/15/30		160	184,205
4.10%, 2/15/45		153	172,075

			685,686
Qatar — 0.2%
SoQ Sukuk AQSC, 3.24%, 1/18/23	USD	250	263,335
Romania — 0.4%
Romania Government Bond:
5.75%, 4/29/20	RON	600	165,888
3.50%, 12/19/22		400	101,131
Romanian Government International Bond:
4.63%, 9/18/20	EUR	80	102,776
6.75%, 2/07/22	USD	100	118,390
2.75%, 10/29/25	EUR	100	114,304

			602,489
Russia — 0.4%
Russian Federal Bond — OFZ:
7.60%, 4/14/21	RUB	18,000	272,761
8.15%, 2/03/27		15,910	249,051

			521,812
Singapore — 0.1%
Singapore Government Bond:
2.75%, 7/01/23	SGD	160	126,672
2.38%, 6/01/25		60	46,522

			173,194

See Notes to Consolidated Financial Statements.

18	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
Slovakia — 0.0%
Slovakia Government Bond, 1.38%, 1/21/27	EUR	60	$71,583
Slovenia — 1.1%
Slovenia Government Bond:
2.13%, 7/28/25		529	644,424
5.13%, 3/30/26		30	45,419
Slovenia Government International Bond:
4.13%, 2/18/19 (a)	USD	200	210,284
5.85%, 5/10/23		310	360,050
5.25%, 2/18/24		300	337,875

			1,598,052
South Africa — 1.3%
South Africa Government Bond:
8.00%, 12/21/18	ZAR	1,800	122,398
10.50%, 12/21/26		4,491	339,196
8.88%, 2/28/35		3,000	194,323
6.25%, 3/31/36		15,490	756,184
8.75%, 2/28/48		3,200	198,329
South Africa Government International Bond, 5.50%, 3/09/20	USD	250	270,000

			1,880,430
South Korea — 0.9%
Korea Treasury Bond:
2.75%, 6/10/17	KRW	210,000	184,823
2.75%, 9/10/19		400,000	363,231
3.38%, 9/10/23		230,000	226,555
2.25%, 6/10/25		200,000	184,870
2.25%, 12/10/25		200,000	185,494
4.00%, 12/10/31		140,000	162,074
3.00%, 12/10/42		80,000	90,807

			1,397,854
Spain — 2.0%
Fondo de Amortizacion del Deficit Electrico, 1.88%, 9/17/17	EUR	100	113,512
Instituto de Credito Oficial, 4.75%, 4/30/20		93	121,256
Spain Government Bond:
0.25%, 4/30/18		170	190,042
3.75%, 10/31/18		100	121,013
2.75%, 4/30/19		160	191,552
4.00%, 4/30/20 (a)		150	191,559
3.80%, 4/30/24 (a)		50	67,511
1.60%, 4/30/25 (a)		645	747,907
2.15%, 10/31/25 (a)		300	361,636
1.95%, 7/30/30 (a)		356	413,284
5.75%, 7/30/32		110	191,926
4.20%, 1/31/37 (a)		60	91,191
4.90%, 7/30/40 (a)		50	84,303
5.15%, 10/31/44 (a)		50	88,894

			2,975,586
Supranational — 0.3%
Asian Development Bank, 0.75%, 7/28/17	USD	200	200,094
Inter-American Development Bank, 1.88%, 6/16/20		100	102,865
International Bank for Reconstruction & Development, 1.88%, 10/07/19		130	133,703

			436,662

Foreign Agency Obligations	Par (000)		Value
Sweden — 0.4%
Kommuninvest I Sverige AB, 1.00%, 1/29/18 (a)	USD	200	$200,419
Sweden Government Bond:
3.50%, 6/01/22	SEK	1,100	159,406
1.00%, 11/12/26		960	121,718
Sweden Government International Bond, 1.00%, 10/05/18 (a)	USD	100	100,373

			581,916
Thailand — 0.9%
Thailand Government Bond:
5.13%, 3/13/18	THB	8,000	241,189
5.63%, 1/12/19		2,500	78,216
3.65%, 12/17/21		14,500	453,882
3.85%, 12/12/25		7,000	231,868
4.26%, 12/12/37		11,000	398,760

			1,403,915
Turkey — 1.3%
Hazine Mustesarligi Varlik Kiralama, 2.80%, 3/26/18	USD	200	200,000
Turkey Government Bond:
8.30%, 6/20/18	TRY	700	242,013
8.50%, 7/10/19		400	138,293
9.50%, 1/12/22		500	178,255
8.00%, 3/12/25		900	293,795
Turkey Government International Bond:
5.88%, 4/02/19	EUR	70	87,101
5.13%, 3/25/22	USD	400	427,694
5.75%, 3/22/24		200	223,022
4.25%, 4/14/26		200	203,030

			1,993,203
United Kingdom — 2.8%
Transport for London, 1.25%, 11/21/17	GBP	100	133,879
United Kingdom Gilt:
1.75%, 7/22/19		200	278,716
1.50%, 1/22/21		310	433,250
1.75%, 9/07/22		200	285,745
5.00%, 3/07/25		270	486,772
4.75%, 12/07/30		140	269,962
4.50%, 9/07/34		250	488,049
4.75%, 12/07/38		30	62,957
4.25%, 9/07/39		150	297,542
4.25%, 12/07/40		40	80,465
3.25%, 1/22/44		165	293,028
3.50%, 1/22/45		125	231,689
4.25%, 12/07/49		60	133,821
3.75%, 7/22/52		80	169,724
4.25%, 12/07/55		90	217,274
4.00%, 1/22/60		20	47,962
2.50%, 7/22/65		40	71,648
3.50%, 7/22/68		60	137,089

			4,119,572
Uruguay — 0.1%
Uruguay Government International Bond:
8.00%, 11/18/22	USD	100	126,500
5.10%, 6/18/50		50	49,750

			176,250

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	19

Consolidated Schedule of Investments (continued)

Foreign Agency Obligations	Par (000)		Value
Venezuela — 0.1%
Venezuela Government International Bond:
8.25%, 10/13/24	USD	143	$59,703
7.00%, 3/31/38		48	19,080

			78,783
Total Foreign Agency Obligations — 56.3%			83,384,576

Investment Companies	Shares
iShares iBoxx $ High Yield Corporate Bond ETF (g)		2,100	177,849
iShares JP Morgan USD Emerging Markets Bond ETF (g)		6,665	767,475
SPDR Barclays High Yield Bond ETF		10,168	362,997
Total Investment Companies — 0.9%			1,308,321

Municipal Bonds	Par (000)
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	USD	180	200,268
New York City Water & Sewer System, Refunding RB, Fiscal 2014, Series CC-1, 5.00%, 6/15/47		160	194,102
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51		20	24,712
State of California, GO, Build America Bonds, Various Purposes, 7.60%, 11/01/40		50	80,880
University of California, RB, General, Series AQ, 4.77%, 5/15/15		21	22,829
Total Municipal Bonds — 0.4%			522,791

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.6%
United Kingdom — 0.0%
Canary Wharf Finance II PLC, Series II, Class D2, 2.69%, 10/22/37 (b)	GBP	50	53,928
United States — 0.6%
CFCRE Commercial Mortgage Trust 2016-C3, Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)	USD	150	97,218
Commercial Mortgage Trust (b):
3.93%, 2/10/49		100	109,091
4.80%, 2/10/49		100	96,496
CSAIL 2015-C3 Commercial Mortgage Trust, Series 2015-C3, Class B, 4.26%, 8/15/48 (b)		250	261,999
Hilton USA Trust:
Series 2013- HLT, 4.41%, 11/05/30		100	100,593
Series 2013-HLT, Class EFX, 4.60%, 11/05/30 (a)(b)		100	100,628

Non-Agency Mortgage-Backed Securities	Par (000)			Value
United States (continued)
JPMBB Commercial Mortgage Securities Trust 2014-C24, Series 2014-C24, Class D, 4.07%, 11/15/47 (a)(b)	USD	100		$76,256

				842,281
Total Non-Agency Mortgage-Backed Securities — 0.6%				896,209

Other Interests — 0.2% (h)	Beneficial Interest (000)
United States — 0.2%
Stanley Martin, Class B Membership Units, (acquired 12/09/09, cost $240,152)		—	(i)	305,000

Preferred Securities	Par (000)
Capital Trusts
United States — 0.0%
State Street Capital Trust IV, 1.65%, 6/15/37 (b)		85		71,003
Total Preferred Securities — 0.0%				71,003

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.0%
Fannie Mae, 1.63%, 1/21/20		350		358,267
Federal Home Loan Bank:
2.00%, 9/14/18		300		308,504
3.50%, 5/01/46 (j)		545		575,788
Freddie Mac, 1.25%, 10/02/19		300		303,562
Tennessee Valley Authority, 2.88%, 9/15/24		60		65,100

				1,611,221
Mortgage-Backed Securities — 13.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 — 7/01/31 (k)		249		258,063
3.00%, 11/01/26 — 7/01/46 (j)(k)		2,943		3,070,288
3.50%, 7/01/29 — 7/01/46 (j)		3,287		3,528,436
4.00%, 4/01/29 — 7/01/46 (i)(j)(k)		1,641		1,771,739
4.50%, 12/01/18 — 7/01/46 (j)(k)		934		1,018,231
5.00%, 5/01/42 — 7/01/46 (j)(k)		520		578,684
5.50%, 12/01/38 (j)		275		312,801
6.00%, 7/01/46 (k)		171		195,551
6.50%, 11/01/38		51		58,047
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/30 — 7/01/31 (j)(k)		239		247,750
3.00%, 5/01/27 — 7/01/46 (k)		823		855,738
3.50%, 5/01/26 — 7/01/46 (j)(k)		836		885,524
4.00%, 8/01/40 — 8/01/46 (k)		894		957,858
4.50%, 7/01/46 (k)		250		272,617
5.00%, 5/01/38 — 5/01/39		131		144,769
5.50%, 1/01/39		82		92,449
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/01/46 (k)		782		817,547
3.50%, 9/01/42 — 8/01/46 (j)(k)		2,505		2,658,246
4.00%, 8/01/46 (k)		1,264		1,351,462
4.50%, 10/01/44 — 7/01/46 (j)(k)		370		397,804

See Notes to Consolidated Financial Statements.

20	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities (continued):
5.00%, 10/01/44 (j)	USD	161	$175,380

			19,648,984
Total U.S. Government Sponsored Agency Securities — 14.3%			21,260,205

U.S. Treasury Obligations
U.S. Treasury Bonds (j):
3.00%, 11/15/45		200	229,969
2.50%, 2/15/46		1,747	1,819,340
U.S. Treasury Inflation Indexed Bond:
0.13%, 4/15/21		1,369	1,402,360
0.63%, 1/15/26 (j)		6,508	6,852,644
U.S. Treasury Notes (j):
0.50%, 8/31/16		4,000	4,001,324
0.88%, 4/15/19		3,172	3,187,118
1.38%, 1/31/21		725	737,625
1.13%, 2/28/21		2,373	2,389,987
1.38%, 5/31/21		3,260	3,318,401
1.13%, 6/30/21		1,150	1,155,705
2.25%, 11/15/25		3,320	3,542,025
1.63%, 5/15/26		23,109	23,380,230
Total U.S. Treasury Obligations — 35.1%			52,016,728

Warrants — 0.0%	Shares
Venezuela — 0.0%
Republic of Venezuela Oil Obligations (Expires 4/15/20)		3,000	3,000
Total Long-Term Investments (Cost — $190,880,322) — 132.2%			195,987,532

Short-Term Securities — 4.4%	Par (000)
Borrowed Bond Agreement — 0.2%
Credit Suisse Securities (USA) LLC, 0.35%, 7/01/16 (Purchased on 6/30/16 to be repurchased at $338,815. Collateralized by a U.S. Treasury Bond, 2.50%, 5/15/46, par and fair values of $325,000 and 338,672, respectively)	USD	339	338,813

Money Market Funds — 4.2%		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (g)(l)		6,156,836	$6,156,836
Total Short-Term Securities (Cost — $6,495,649) — 4.4%			6,495,649
Options Purchased (Cost — $787,044) — 0.7%			1,022,912
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $198,163,015) — 137.3%			203,506,093

Borrowed Bonds		Par (000)
U.S. Treasury Bonds, 2.50%, 5/15/46	USD	(325)	(338,672)
Total Borrowed Bonds (Cost — $324,829) — (0.2)%			(338,672)

TBA Sale Commitments (k)
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/31		144	(148,981)
3.00%, 7/01/31 — 8/01/46		2,133	(2,215,071)
3.50%, 7/01/31 — 7/01/46		1565	(1,652,079)
4.00%, 7/01/31 — 7/01/46		477	(509,400)
4.50%, 7/01/46		427	(466,095)
5.00%, 7/01/46 — 8/01/46		330	(366,619)
5.50%, 7/01/46 — 8/01/46		82	(92,173)
Freddie Mac Mortgage-Backed Securities:
3.00%, 7/01/46		1	(1,037)
3.50%, 7/01/31 — 7/01/46		355	(374,703)
4.00%, 7/01/46		300	(321,094)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 7/01/46		1,117	(1,185,547)
4.00%, 7/01/46		582	(622,103)
Total TBA Sale Commitments (Proceeds — $7,912,628) — (5.3)%			(7,954,902)
Options Written (Premiums Received — $186,643) — (0.1)%			(94,274)
Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $189,738,915) — 131.7%			195,118,245
Liabilities in Excess of Other Assets — (31.7)%			(46,877,146)

Net Assets — 100.0%			$148,241,099

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Perpetual security with no stated maturity date.

(d)	When-issued security.

(e)	Zero-coupon bond.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	21

Consolidated Schedule of Investments (continued)

(g)	During the six months ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at June 30, 2016	Value at June 30, 2016	Income
BlackRock Liquidity Funds, Tempfund, Institutional Class	3,593,818	—	2,563,018	6,156,836	$6,156,836	$3,992
iShares iBoxx $ High Yield Corporate Bond ETF	—	2,100	—	2,100	177,849	2,442
iShares JP Morgan USD Emerging Markets Bond ETF	—	6,665	—	6,665	767,475	9,645
Total					$7,102,160	$16,079

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Amount is less than $500.

(j)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$1,887,204	$9,309
Barclays Bank PLC	$(393,261)	$(2,286)
BNP Paribas S.A.	$(14,191)	$(21)
Citigroup Global Markets, Inc.	$524,886	$3,022
Credit Suisse Securities (USA) LLC	$(146,591)	$(2,209)
Daiwa Securities America, Inc.	$210,797	$1,734
Deutsche Bank Securities, Inc.	$106,922	$227
Goldman Sachs & Co.	$(179,673)	$(2,363)
JPMorgan Chase & Co.	$(1,139,943)	$(10,034)
Morgan Stanley & Co. International PLC	$(342,950)	$(2,624)
Nomura Holdings, Inc.	$266,590	$2,204
RBC Capital Markets	$77,717	$157
Wells Fargo Securities LLC	$1,124,900	$3,887

(l)	Current yield as of period end.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest[2]	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	0.20%	3/21/16	Open	[1]	$1,856,250	$1,857,302	U.S. Treasury Obligations	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.35%	4/22/16	Open	[1]	486,325	486,656	U.S. Treasury Obligations	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.12%	5/2/16	Open	[1]	653,640	653,865	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas S.A.	0.39%	5/3/16	Open	[1]	731,240	731,699	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas S.A.	0.41%	5/3/16	Open	[1]	3,490,150	3,492,455	U.S. Treasury Obligations	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.12%	5/10/16	Open	[1]	2,301,750	2,302,579	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas S.A.	0.36%	5/16/16	Open	[1]	217,000	217,107	U.S. Treasury Obligations	Open/Demand[1]
Credit Suisse Securities (USA) LLC	0.08%	5/16/16	Open	[1]	1,736,081	1,736,437	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas S.A.	(0.41)%	6/2/16	Open	[1]	5,109,000	5,107,189	U.S. Treasury Obligations	Open/Demand[1]
J.P. Morgan Securities LLC	0.50%	6/9/16	Open	[1]	4,005,000	4,006,224	U.S. Treasury Obligations	Open/Demand[1]
BNP Paribas S.A.	0.58%	6/10/16	7/14/16		915,000	915,274	U.S. Government Sponsored Agencies	Up to 30 Days
BNP Paribas S.A.	0.58%	6/10/16	7/14/16		958,000	958,287	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		170,000	170,052	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		555,000	555,169	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		186,000	186,057	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		179,000	179,055	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		554,000	554,169	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		816,000	816,249	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		171,000	171,050	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		452,000	452,138	U.S. Government Sponsored Agencies	Up to 30 Days

See Notes to Consolidated Financial Statements.

22	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest[2]	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		$481,000	$481,147	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		128,000	128,039	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		264,000	264,080	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		190,000	190,058	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		204,000	204,062	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		108,000	108,033	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		357,000	357,109	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		301,000	301,092	U.S. Government Sponsored Agencies	Up to 30 Days
Citigroup Global Markets, Inc.	0.59%	6/10/16	7/14/16		126,000	126,038	U.S. Government Sponsored Agencies	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.55%	6/10/16	7/14/16		2,255,000	2,255,620	U.S. Government Sponsored Agencies	Up to 30 Days
BNP Paribas S.A.	0.38%	6/20/16	Open	[1]	11,970,000	11,971,392	U.S. Treasury Obligations	Open/Demand	[1]
Deutsche Bank Securities, Inc.	0.70%	6/29/16	7/01/16		3,191,825	3,191,887	U.S. Treasury Obligations	Open/Demand	[1]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.67%	6/30/16	7/01/16		1,152,875	1,152,896	U.S. Treasury Obligations	Open/Demand	[1]
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.71%	6/30/16	7/01/16		3,312,670	3,312,735	U.S. Treasury Obligations	Open/Demand	[1]
Total					$49,583,806	$49,593,201

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.
[2] The amount to be repurchased assumes the maturity will be the day after the period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(59)	2-Year U.S. Treasury Note	September 2016	USD	12,940,359	$(90,719)
(77)	3-Year Australian Treasury Bonds	September 2016	AUD	6,499,778	(9,365)
(87)	5-Year U.S. Treasury Note	September 2016	USD	10,628,273	(8,377)
51	10-Year Australian Treasury Bonds	September 2016	AUD	5,180,459	53,255
3	10-Year Japanese Government Treasury Bonds	September 2016	JPY	4,442,551	12,644
(60)	10-Year U.S. Treasury Note	September 2016	USD	7,979,062	(75,499)
(16)	90-Day Euro Future	December 2016	USD	3,973,000	(12,021)
(8)	90-Day EURO-BOBL Future	September 2016	EUR	1,186,101	(9,328)
(49)	German Euro BTP Futures	September 2016	EUR	7,754,810	(70,542)
(9)	German Euro-Bund Futures	September 2016	EUR	1,669,153	(29,771)
(5)	German Euro Buxl Futures	September 2016	EUR	1,088,443	(76,479)
(76)	German Euro Schatz Futures	September 2016	EUR	9,451,673	(18,050)
(65)	German Euro Short BTP Futures	September 2016	EUR	8,146,784	(5,102)
2	German Euro OAT Futures	September 2016	EUR	356,873	3,882
12	UK Long Gilt Bond	September 2016	GBP	2,052,627	11,410
(4)	S&P 500 E-Mini Index	September 2016	USD	418,040	(7,413)
(8)	Ultra U.S. Treasury Bond	September 2016	USD	1,491,000	(73,871)
Total					$(405,346)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	326,634	USD	21,857	BNP Paribas S.A.	7/05/16	$(147)
ARS	312,840	USD	22,000	Royal Bank of Scotland PLC	7/05/16	(1,206)
BRL	541,964	USD	157,000	Goldman Sachs International	7/05/16	11,715

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	23

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,549,579	USD	794,311	Goldman Sachs International	7/05/16	$(618)
BRL	653,281	USD	203,527	Goldman Sachs International	7/05/16	(158)
BRL	1,050,330	USD	327,226	Goldman Sachs International	7/05/16	(255)
BRL	932,396	USD	257,000	Goldman Sachs International	7/05/16	33,258
BRL	771,012	USD	216,000	Goldman Sachs International	7/05/16	24,019
BRL	2,013,865	USD	558,600	HSBC Bank PLC	7/05/16	68,323
BRL	549,814	USD	157,000	JPMorgan Chase Bank N.A.	7/05/16	14,159
BRL	1,067,600	USD	314,000	Morgan Stanley & Co. International PLC	7/05/16	18,348
BRL	1,064,774	USD	331,726	Morgan Stanley & Co. International PLC	7/05/16	(258)
BRL	1,139,370	USD	354,966	Royal Bank of Scotland PLC	7/05/16	(276)
BRL	780,840	USD	216,000	Royal Bank of Scotland PLC	7/05/16	27,078
BRL	72,582	USD	20,128	Royal Bank of Scotland PLC	7/05/16	2,467
COP	537,977,168	USD	184,301	Credit Suisse International	7/05/16	(118)
COP	517,143,840	USD	171,200	Credit Suisse International	7/05/16	5,851
GBP	1,800,000	USD	2,610,533	HSBC Bank PLC	7/05/16	(214,284)
MXN	7,406,571	USD	427,000	JPMorgan Chase Bank N.A.	7/05/16	(21,883)
MXN	10,321,764	USD	564,000	JPMorgan Chase Bank N.A.	7/05/16	569
USD	22,000	ARS	326,634	BNP Paribas S.A.	7/05/16	290
USD	20,934	ARS	312,840	Royal Bank of Scotland PLC	7/05/16	141
USD	179,522	BRL	653,281	Goldman Sachs International	7/05/16	(23,846)
USD	314,000	BRL	1,050,330	Goldman Sachs International	7/05/16	(12,971)
USD	762,206	BRL	2,549,579	Goldman Sachs International	7/05/16	(31,487)
USD	290,484	BRL	932,396	Goldman Sachs International	7/05/16	226
USD	240,206	BRL	771,012	Goldman Sachs International	7/05/16	187
USD	168,847	BRL	541,964	Goldman Sachs International	7/05/16	131
USD	627,411	BRL	2,013,865	HSBC Bank PLC	7/05/16	488
USD	171,292	BRL	549,814	JPMorgan Chase Bank N.A.	7/05/16	133
USD	314,000	BRL	1,064,774	Morgan Stanley & Co. International PLC	7/05/16	(17,468)
USD	332,606	BRL	1,067,600	Morgan Stanley & Co. International PLC	7/05/16	259
USD	326,000	BRL	1,139,370	Royal Bank of Scotland PLC	7/05/16	(28,690)
USD	22,613	BRL	72,582	Royal Bank of Scotland PLC	7/05/16	18
USD	243,267	BRL	780,840	Royal Bank of Scotland PLC	7/05/16	189
USD	171,200	COP	537,977,168	Credit Suisse International	7/05/16	(12,984)
USD	177,164	COP	517,143,840	Credit Suisse International	7/05/16	113
USD	216,883	GBP	150,000	Citibank N.A.	7/05/16	17,196
USD	1,948,525	GBP	1,350,000	HSBC Bank PLC	7/05/16	151,338
USD	253,372	GBP	175,000	Morgan Stanley & Co. International PLC	7/05/16	20,404
USD	178,886	GBP	125,000	Northern Trust Co.	7/05/16	12,480
USD	469,500	MXN	8,724,437	Citibank N.A.	7/05/16	(7,700)
USD	213,500	MXN	3,884,355	Goldman Sachs International	7/05/16	1,038
USD	308,000	MXN	5,636,708	JPMorgan Chase Bank N.A.	7/05/16	(311)
EUR	268,037	RUB	19,322,777	Deutsche Bank AG	7/06/16	(4,625)
MXN	4,818,540	USD	259,000	Morgan Stanley & Co. International PLC	7/06/16	4,535
MXN	1,552,619	USD	84,000	State Street Bank and Trust Co.	7/06/16	916
RUB	20,321,214	EUR	268,037	Deutsche Bank AG	7/06/16	20,234
RUB	17,995,800	USD	267,000	Deutsche Bank AG	7/06/16	14,343
RUB	17,795,550	USD	267,000	Deutsche Bank AG	7/06/16	11,212
USD	343,000	MXN	6,403,178	Citibank N.A.	7/06/16	(7,202)
USD	267,000	RUB	17,520,006	BNP Paribas S.A.	7/06/16	(6,904)
USD	267,000	RUB	17,288,250	Deutsche Bank AG	7/06/16	(3,281)
MXN	4,784,033	USD	251,500	Goldman Sachs International	7/07/16	10,123
MXN	4,788,164	USD	259,000	Goldman Sachs International	7/07/16	2,849
USD	86,333	MXN	1,615,616	Deutsche Bank AG	7/07/16	(2,019)
USD	251,500	MXN	4,697,438	Deutsche Bank AG	7/07/16	(5,388)
USD	86,333	MXN	1,616,231	Royal Bank of Scotland PLC	7/07/16	(2,053)
USD	86,333	MXN	1,615,125	UBS AG	7/07/16	(1,993)
TRY	781,783	USD	264,000	BNP Paribas S.A.	7/08/16	7,274

See Notes to Consolidated Financial Statements.

24	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	543,306	USD	187,000	Morgan Stanley & Co. International PLC	7/08/16	$1,524
USD	187,000	TRY	543,254	BNP Paribas S.A.	7/08/16	(1,506)
USD	264,000	TRY	785,992	Deutsche Bank AG	7/08/16	(8,735)
USD	49,075	ZAR	779,117	Citibank N.A.	7/08/16	(3,793)
USD	225,064	ZAR	3,571,416	Citibank N.A.	7/08/16	(17,281)
USD	562,660	ZAR	8,926,937	HSBC Bank PLC	7/08/16	(43,093)
ZAR	5,212,247	USD	340,800	Citibank N.A.	7/08/16	12,886
ZAR	3,400,454	USD	227,200	Goldman Sachs International	7/08/16	3,544
ZAR	4,083,708	USD	268,799	Morgan Stanley & Co. International PLC	7/08/16	8,308
USD	73,000	ARS	1,143,180	BNP Paribas S.A.	7/11/16	(2,740)
EUR	564,750	USD	646,432	Goldman Sachs International	7/13/16	(19,531)
IDR	6,261,956,300	USD	467,000	BNP Paribas S.A.	7/13/16	7,870
INR	23,392,560	USD	348,000	JPMorgan Chase Bank N.A.	7/13/16	(2,018)
MXN	4,853,176	USD	261,217	Citibank N.A.	7/13/16	4,039
MXN	4,449,574	USD	239,470	Citibank N.A.	7/13/16	3,727
MXN	26,300,941	USD	1,450,000	Northern Trust Co.	7/13/16	(12,491)
MXN	9,272,051	USD	498,819	Royal Bank of Scotland PLC	7/13/16	7,956
USD	65,200	ARS	968,350	BNP Paribas S.A.	7/13/16	1,111
USD	638,498	EUR	564,750	Royal Bank of Scotland PLC	7/13/16	11,596
USD	155,667	IDR	2,077,060,378	HSBC Bank PLC	7/13/16	(1,846)
USD	311,333	IDR	4,154,743,289	JPMorgan Chase Bank N.A.	7/13/16	(3,738)
USD	348,000	INR	23,744,040	Standard Chartered Bank	7/13/16	(3,180)
USD	21,814	MXN	403,594	BNP Paribas S.A.	7/13/16	(245)
USD	1,450,000	MXN	26,740,978	HSBC Bank PLC	7/13/16	(11,559)
USD	408,340	MXN	7,479,760	JPMorgan Chase Bank N.A.	7/13/16	(475)
USD	197,406	MXN	3,615,987	JPMorgan Chase Bank N.A.	7/13/16	(230)
USD	381,909	MXN	7,075,460	Morgan Stanley & Co. International PLC	7/13/16	(4,808)
USD	210,000	ZAR	3,125,850	BNP Paribas S.A.	7/13/16	(1,896)
USD	210,000	ZAR	3,094,923	Morgan Stanley & Co. International PLC	7/13/16	200
ZAR	3,145,254	USD	210,000	Citibank N.A.	7/13/16	3,212
ZAR	3,180,259	USD	210,000	Goldman Sachs International	7/13/16	5,585
CAD	262,151	USD	202,000	Deutsche Bank AG	7/14/16	919
CAD	260,759	USD	202,000	Royal Bank of Canada	7/14/16	(159)
CAD	131,220	USD	101,000	Royal Bank of Scotland PLC	7/14/16	571
EUR	308,000	USD	348,109	Royal Bank of Scotland PLC	7/14/16	(6,201)
INR	28,702,940	USD	427,000	JPMorgan Chase Bank N.A.	7/14/16	(2,552)
JPY	37,309,417	USD	348,000	Citibank N.A.	7/14/16	13,393
JPY	118,913,663	USD	1,109,250	Standard Chartered Bank	7/14/16	42,594
KRW	566,930,000	USD	490,000	Morgan Stanley & Co. International PLC	7/14/16	1,623
KRW	286,405,000	USD	245,000	Standard Chartered Bank	7/14/16	3,361
MYR	709,172	USD	174,000	JPMorgan Chase Bank N.A.	7/14/16	3,804
RUB	15,910,630	USD	244,000	BNP Paribas S.A.	7/14/16	4,195
RUB	28,930,703	USD	441,000	BNP Paribas S.A.	7/14/16	10,299
RUB	29,066,310	USD	441,000	Deutsche Bank AG	7/14/16	12,414
USD	202,000	CAD	258,763	Morgan Stanley & Co. International PLC	7/14/16	1,704
USD	350,450	EUR	308,000	Morgan Stanley & Co. International PLC	7/14/16	8,541
USD	227,311	INR	15,390,059	Citibank N.A.	7/14/16	(272)
USD	199,689	INR	13,518,978	HSBC Bank PLC	7/14/16	(224)
USD	1,457,250	JPY	155,553,859	Royal Bank of Scotland PLC	7/14/16	(49,505)
USD	1,225,000	KRW	1,424,736,250	JPMorgan Chase Bank N.A.	7/14/16	(10,486)
USD	396,900	RUB	25,604,019	Deutsche Bank AG	7/14/16	(2,505)
USD	220,500	RUB	14,729,400	Morgan Stanley & Co. International PLC	7/14/16	(9,268)
USD	244,000	RUB	15,764,840	Societe Generale	7/14/16	(1,921)
USD	348,000	TWD	11,217,780	JPMorgan Chase Bank N.A.	7/14/16	(708)
CAD	1,309,268	USD	1,000,000	Citibank N.A.	7/18/16	13,460
USD	1,000,000	CAD	1,294,827	Morgan Stanley & Co. International PLC	7/18/16	(2,281)
MXN	8,943,600	USD	485,000	Citibank N.A.	7/19/16	3,551

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	25

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	1,332,081	USD	160,000	Citibank N.A.	7/19/16	$(829)
NOK	1,309,408	USD	160,000	Northern Trust Co.	7/19/16	(3,538)
USD	181,000	ARS	2,660,700	BNP Paribas S.A.	7/19/16	5,468
USD	220,493	MXN	4,087,767	Bank of America N.A.	7/19/16	(2,804)
USD	210,907	MXN	3,915,340	Bank of America N.A.	7/19/16	(2,972)
USD	485,000	MXN	9,036,322	Royal Bank of Scotland PLC	7/19/16	(8,616)
USD	160,000	NOK	1,299,537	Morgan Stanley & Co. International PLC	7/19/16	4,718
USD	160,000	NOK	1,299,703	Northern Trust Co.	7/19/16	4,698
USD	80,000	ARS	1,172,000	BNP Paribas S.A.	7/21/16	2,763
USD	35,000	ARS	513,800	BNP Paribas S.A.	7/21/16	1,139
TRY	957,904	USD	326,800	HSBC Bank PLC	7/22/16	4,508
TRY	482,586	USD	163,400	Royal Bank of Scotland PLC	7/22/16	3,511
USD	40,000	ARS	604,800	Royal Bank of Scotland PLC	7/22/16	164
USD	490,200	TRY	1,425,355	Citibank N.A.	7/22/16	(2,784)
MXN	2,464,150	USD	130,000	BNP Paribas S.A.	7/28/16	4,494
USD	116,835	ARS	1,720,401	BNP Paribas S.A.	7/29/16	3,937
USD	53,924	ARS	793,762	Royal Bank of Scotland PLC	7/29/16	1,835
COP	709,920,000	USD	240,000	Credit Suisse International	8/01/16	1,543
COP	702,600,000	USD	240,000	Credit Suisse International	8/01/16	(947)
COP	1,417,440,000	USD	480,000	Standard Chartered Bank	8/01/16	2,270
COP	995,792,000	USD	340,000	Standard Chartered Bank	8/01/16	(1,192)
BRL	2,569,320	USD	762,206	Goldman Sachs International	8/02/16	30,696
BRL	1,058,463	USD	314,000	Goldman Sachs International	8/02/16	12,646
USD	35,163	ARS	535,884	Royal Bank of Scotland PLC	8/09/16	198
USD	124,240	ARS	1,790,298	BNP Paribas S.A.	8/10/16	7,487
EUR	553,568	USD	626,580	Royal Bank of Scotland PLC	8/12/16	(11,416)
USD	632,608	EUR	553,568	Royal Bank of Scotland PLC	8/12/16	17,444
AUD	1,750,000	USD	1,298,250	Northern Trust Co.	8/16/16	4,901
CAD	1,278,293	USD	1,000,000	Morgan Stanley & Co. International PLC	8/16/16	(10,438)
CLP	30,450,000	USD	45,054	Bank of America N.A.	8/16/16	778
COP	456,110,000	USD	155,139	Bank of America N.A.	8/16/16	(396)
EUR	164,000	RUB	11,975,280	Deutsche Bank AG	8/16/16	(2,905)
EUR	250,000	USD	284,033	Barclays Bank PLC	8/16/16	(6,178)
EUR	190,000	USD	215,167	Citibank N.A.	8/16/16	(3,997)
EUR	274,491	USD	308,425	Citibank N.A.	8/16/16	(3,350)
EUR	715,000	USD	793,936	Credit Suisse International	8/16/16	731
EUR	710,000	USD	802,142	Deutsche Bank AG	8/16/16	(13,032)
EUR	308,000	USD	349,168	Deutsche Bank AG	8/16/16	(6,850)
EUR	120,000	USD	136,200	Deutsche Bank AG	8/16/16	(2,829)
EUR	300,000	USD	336,023	Goldman Sachs International	8/16/16	(2,597)
EUR	810,000	USD	925,247	JPMorgan Chase Bank N.A.	8/16/16	(24,995)
EUR	198,450	USD	220,228	JPMorgan Chase Bank N.A.	8/16/16	334
EUR	250,000	USD	282,874	Morgan Stanley & Co. International PLC	8/16/16	(5,018)
EUR	2,605,000	USD	2,930,082	Morgan Stanley & Co. International PLC	8/16/16	(34,828)
EUR	270,000	USD	298,590	Northern Trust Co.	8/16/16	1,494
EUR	350,000	USD	390,567	Royal Bank of Scotland PLC	8/16/16	(1,569)
EUR	564,750	USD	639,198	Royal Bank of Scotland PLC	8/16/16	(11,522)
EUR	1,640,000	USD	1,856,196	State Street Bank and Trust Co.	8/16/16	(33,464)
EUR	480,000	USD	548,952	The Bank of New York Mellon	8/16/16	(15,469)
GBP	840,000	USD	1,224,926	Barclays Bank PLC	8/16/16	(106,264)
GBP	500,000	USD	706,784	Citibank N.A.	8/16/16	(40,914)
GBP	125,000	USD	181,020	Citibank N.A.	8/16/16	(14,552)
GBP	290,000	USD	416,120	Citibank N.A.	8/16/16	(29,916)
GBP	500,000	USD	691,555	Deutsche Bank AG	8/16/16	(25,685)
GBP	60,000	USD	85,766	Deutsche Bank AG	8/16/16	(5,861)
GBP	2,739	USD	3,883	HSBC Bank PLC	8/16/16	(235)
GBP	510,000	USD	722,762	JPMorgan Chase Bank N.A.	8/16/16	(43,574)

See Notes to Consolidated Financial Statements.

26	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	2,285,668	USD	3,297,796	JPMorgan Chase Bank N.A.	8/16/16	$(253,880)
GBP	90,000	USD	131,096	JPMorgan Chase Bank N.A.	8/16/16	(11,239)
GBP	507,261	USD	719,088	Morgan Stanley & Co. International PLC	8/16/16	(43,548)
GBP	175,000	USD	253,435	Morgan Stanley & Co. International PLC	8/16/16	(20,380)
GBP	185,000	USD	267,507	Royal Bank of Scotland PLC	8/16/16	(21,135)
INR	79,610,000	USD	1,180,194	JPMorgan Chase Bank N.A.	8/16/16	(9,636)
INR	16,600,000	USD	245,762	JPMorgan Chase Bank N.A.	8/16/16	(1,681)
INR	79,615,000	USD	1,180,356	UBS AG	8/16/16	(9,725)
JPY	62,660,000	USD	588,362	Barclays Bank PLC	8/16/16	19,205
JPY	13,682,317	USD	130,887	BNP Paribas S.A.	8/16/16	1,780
JPY	1,597,298	USD	15,280	Goldman Sachs International	8/16/16	208
JPY	13,780,000	USD	132,313	Goldman Sachs International	8/16/16	1,301
JPY	1,808,820,000	USD	16,370,138	Goldman Sachs International	8/16/16	1,168,631
JPY	54,720,385	USD	523,535	JPMorgan Chase Bank N.A.	8/16/16	7,048
JPY	24,270,000	USD	235,416	Northern Trust Co.	8/16/16	(88)
JPY	155,403,034	USD	1,457,250	Royal Bank of Scotland PLC	8/16/16	49,576
JPY	144,780,000	USD	1,358,599	State Street Bank and Trust Co.	8/16/16	45,224
JPY	53,720,000	USD	504,835	The Bank of New York Mellon	8/16/16	16,047
KRW	72,190,000	USD	62,394	Deutsche Bank AG	8/16/16	181
MXN	32,730,000	USD	1,713,074	Citibank N.A.	8/16/16	70,006
MXN	6,702,795	USD	357,000	Citibank N.A.	8/16/16	8,158
MXN	8,760,463	USD	469,500	Citibank N.A.	8/16/16	7,757
MXN	5,126,417	USD	269,000	Deutsche Bank AG	8/16/16	10,279
MXN	4,716,847	USD	251,500	Deutsche Bank AG	8/16/16	5,467
MXN	6,900,000	USD	377,142	Deutsche Bank AG	8/16/16	(1,240)
MXN	4,875,854	USD	260,000	Royal Bank of Scotland PLC	8/16/16	5,629
MXN	2,660,000	USD	143,327	State Street Bank and Trust Co.	8/16/16	1,586
NOK	1,299,668	USD	160,000	Morgan Stanley & Co. International PLC	8/16/16	(4,712)
PLN	3,411,200	USD	861,904	BNP Paribas S.A.	8/16/16	1,837
PLN	3,980,000	USD	1,009,073	Goldman Sachs International	8/16/16	(1,308)
PLN	3,264,410	USD	842,853	JPMorgan Chase Bank N.A.	8/16/16	(16,280)
PLN	7,474,268	USD	1,866,759	Royal Bank of Scotland PLC	8/16/16	25,781
PLN	7,555,722	USD	1,949,864	State Street Bank and Trust Co.	8/16/16	(36,700)
PLN	360,000	USD	94,958	The Bank of New York Mellon	8/16/16	(3,803)
RUB	12,073,352	EUR	164,000	Deutsche Bank AG	8/16/16	4,422
RUB	37,603,500	USD	550,000	BNP Paribas S.A.	8/16/16	31,478
RUB	21,604,320	USD	324,000	Deutsche Bank AG	8/16/16	10,076
RUB	5,000,000	USD	76,499	Deutsche Bank AG	8/16/16	818
RUB	9,347,429	USD	140,000	JPMorgan Chase Bank N.A.	8/16/16	4,543
RUB	19,587,012	USD	300,000	JPMorgan Chase Bank N.A.	8/16/16	2,882
SEK	900,000	USD	108,909	Morgan Stanley & Co. International PLC	8/16/16	(2,343)
SEK	5,720,000	USD	704,411	UBS AG	8/16/16	(27,125)
USD	18,942	ARS	274,564	BNP Paribas S.A.	8/16/16	1,091
USD	1,230,003	AUD	1,710,000	Citibank N.A.	8/16/16	(43,362)
USD	28,907	AUD	40,000	Commonwealth Bank of Australia	8/16/16	(880)
USD	1,000,000	CAD	1,309,176	Citibank N.A.	8/16/16	(13,470)
USD	18,223	DKK	120,000	The Bank of New York Mellon	8/16/16	290
USD	22,341	EUR	20,000	BNP Paribas S.A.	8/16/16	112
USD	4,030,361	EUR	3,529,667	Citibank N.A.	8/16/16	107,411
USD	5,875,687	EUR	5,160,000	Citibank N.A.	8/16/16	140,749
USD	2,790,329	EUR	2,470,000	HSBC Bank PLC	8/16/16	45,117
USD	134,726	EUR	120,000	HSBC Bank PLC	8/16/16	1,356
USD	9,000,233	EUR	8,040,000	JPMorgan Chase Bank N.A.	8/16/16	64,400
USD	79,766	EUR	70,000	JPMorgan Chase Bank N.A.	8/16/16	1,966
USD	69,829	EUR	63,502	Morgan Stanley & Co. International PLC	8/16/16	(749)
USD	443,942	EUR	390,000	Morgan Stanley & Co. International PLC	8/16/16	10,488
USD	350,050	EUR	310,000	Northern Trust Co.	8/16/16	5,509

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	27

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	194,683	EUR	172,600	Royal Bank of Scotland PLC	8/16/16	$2,852
USD	218,797	EUR	198,450	Royal Bank of Scotland PLC	8/16/16	(1,764)
USD	626,660	EUR	553,568	Royal Bank of Scotland PLC	8/16/16	11,413
USD	348,477	EUR	308,000	Royal Bank of Scotland PLC	8/16/16	6,159
USD	382,181	EUR	337,783	Royal Bank of Scotland PLC	8/16/16	6,762
USD	743,315	GBP	510,000	Barclays Bank PLC	8/16/16	64,127
USD	409,946	GBP	310,360	Barclays Bank PLC	8/16/16	(3,372)
USD	26,993	GBP	20,000	Barclays Bank PLC	8/16/16	358
USD	236,389	GBP	175,000	BNP Paribas S.A.	8/16/16	3,334
USD	243,151	GBP	180,000	BNP Paribas S.A.	8/16/16	3,438
USD	723,615	GBP	510,000	Citibank N.A.	8/16/16	44,427
USD	299,719	GBP	225,900	Citibank N.A.	8/16/16	(1,121)
USD	772,734	GBP	565,000	Credit Suisse International	8/16/16	20,300
USD	685,150	GBP	500,000	Deutsche Bank AG	8/16/16	19,280
USD	242,587	GBP	180,000	Deutsche Bank AG	8/16/16	2,874
USD	103,023	GBP	70,000	Goldman Sachs International	8/16/16	9,801
USD	705,838	GBP	500,000	HSBC Bank PLC	8/16/16	39,967
USD	924,308	GBP	620,000	JPMorgan Chase Bank N.A.	8/16/16	98,630
USD	243,276	GBP	180,000	JPMorgan Chase Bank N.A.	8/16/16	3,563
USD	209,238	GBP	155,000	JPMorgan Chase Bank N.A.	8/16/16	2,818
USD	284,350	GBP	200,000	Morgan Stanley & Co. International PLC	8/16/16	18,002
USD	2,353,302	GBP	1,625,000	Morgan Stanley & Co. International PLC	8/16/16	189,224
USD	214,031	GBP	150,000	Northern Trust Co.	8/16/16	14,270
USD	94,565	GBP	70,000	Royal Bank of Scotland PLC	8/16/16	1,343
USD	441,549	IDR	6,100,000,000	State Street Bank and Trust Co.	8/16/16	(18,921)
USD	5,063,398	JPY	538,578,961	Australia & New Zealand Bank Group	8/16/16	(158,798)
USD	18,141	JPY	1,860,000	Barclays Bank PLC	8/16/16	106
USD	1,559	JPY	160,000	Barclays Bank PLC	8/16/16	7
USD	4,395	JPY	470,000	Barclays Bank PLC	8/16/16	(162)
USD	425,000	JPY	43,664,500	BNP Paribas S.A.	8/16/16	1,618
USD	303,625	JPY	31,233,296	BNP Paribas S.A.	8/16/16	779
USD	2,272	JPY	240,000	Goldman Sachs International	8/16/16	(55)
USD	330,054	JPY	36,000,000	Goldman Sachs International	8/16/16	(19,011)
USD	303,625	JPY	31,208,095	Goldman Sachs International	8/16/16	1,024
USD	313,321	JPY	34,000,000	JPMorgan Chase Bank N.A.	8/16/16	(16,352)
USD	196,330	JPY	20,770,000	Morgan Stanley & Co. International PLC	8/16/16	(5,061)
USD	440,000	JPY	46,683,617	Morgan Stanley & Co. International PLC	8/16/16	(12,656)
USD	425,000	JPY	43,715,500	Morgan Stanley & Co. International PLC	8/16/16	1,124
USD	7,025,000	JPY	777,322,573	State Street Bank and Trust Co.	8/16/16	(512,113)
USD	2,308	JPY	240,000	UBS AG	8/16/16	(19)
USD	11,443	JPY	1,230,000	UBS AG	8/16/16	(484)
USD	61,993	MXN	1,160,000	Barclays Bank PLC	8/16/16	(1,202)
USD	269,000	MXN	5,137,437	Citibank N.A.	8/16/16	(10,880)
USD	75,567	MXN	1,380,000	Deutsche Bank AG	8/16/16	386
USD	218,000	MXN	4,087,547	Goldman Sachs International	8/16/16	(4,683)
USD	259,000	MXN	4,807,195	Goldman Sachs International	8/16/16	(2,889)
USD	186,463	MXN	3,450,000	JPMorgan Chase Bank N.A.	8/16/16	(1,488)
USD	112,773	MXN	2,070,000	JPMorgan Chase Bank N.A.	8/16/16	3
USD	260,000	MXN	4,872,008	State Street Bank and Trust Co.	8/16/16	(5,420)
USD	1,067	MXN	20,000	State Street Bank and Trust Co.	8/16/16	(22)
USD	84,000	MXN	1,559,010	State Street Bank and Trust Co.	8/16/16	(932)
USD	5,965,761	MXN	111,600,000	UBS AG	8/16/16	(114,036)
USD	160,000	NOK	1,332,179	Citibank N.A.	8/16/16	827
USD	1,743,200	NZD	2,570,000	Morgan Stanley & Co. International PLC	8/16/16	(87,842)
USD	12,602	PLN	50,000	HSBC Bank PLC	8/16/16	(59)
USD	6,500,543	PLN	25,361,315	Royal Bank of Scotland PLC	8/16/16	78,872
USD	493,484	PLN	1,913,040	State Street Bank and Trust Co.	8/16/16	9,088

See Notes to Consolidated Financial Statements.

28	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	500,000	RUB	34,225,000	BNP Paribas S.A.	8/16/16	$(29,235)
USD	550,000	RUB	36,116,850	Deutsche Bank AG	8/16/16	(8,489)
USD	324,000	RUB	21,124,800	JPMorgan Chase Bank N.A.	8/16/16	(2,661)
USD	550,000	RUB	36,701,500	Societe Generale	8/16/16	(17,530)
USD	801,634	SEK	6,620,000	Deutsche Bank AG	8/16/16	17,782
USD	101,809	ZAR	1,550,000	Barclays Bank PLC	8/16/16	(2,543)
USD	61,835	ZAR	930,000	Barclays Bank PLC	8/16/16	(776)
USD	161,370	ZAR	2,600,000	JPMorgan Chase Bank N.A.	8/16/16	(13,671)
USD	41,635	ZAR	620,000	JPMorgan Chase Bank N.A.	8/16/16	(106)
USD	108,808	ZAR	1,670,000	The Bank of New York Mellon	8/16/16	(3,622)
USD	632,864	ZAR	10,080,000	UBS AG	8/16/16	(45,759)
ZAR	5,700,000	USD	369,482	Barclays Bank PLC	8/16/16	14,263
ZAR	870,000	USD	57,075	State Street Bank and Trust Co.	8/16/16	1,497
USD	66,116	ARS	993,066	Royal Bank of Scotland PLC	8/18/16	1,617
USD	27,518	ARS	413,314	Royal Bank of Scotland PLC	8/18/16	673
USD	1,506,599	IDR	20,241,162,382	Nomura International PLC	8/22/16	(19,937)
ARS	2,089,165	USD	135,750	BNP Paribas S.A.	8/29/16	(813)
ARS	703,638	USD	45,250	Royal Bank of Scotland PLC	8/29/16	197
USD	236,286	RUB	15,485,000	Goldman Sachs International	9/07/16	(1,873)
USD	69,538	ARS	1,088,270	BNP Paribas S.A.	9/12/16	(265)
GBP	150,000	USD	219,555	Citibank N.A.	9/21/16	(19,719)
GBP	105,000	USD	149,100	UBS AG	9/21/16	(9,215)
JPY	43,622,688	USD	410,000	Commonwealth Bank of Australia	9/21/16	13,544
JPY	59,660,412	USD	574,000	JPMorgan Chase Bank N.A.	9/21/16	5,258
JPY	94,283,131	USD	904,300	JPMorgan Chase Bank N.A.	9/21/16	11,119
USD	539,818	EUR	478,000	Morgan Stanley & Co. International PLC	9/21/16	7,855
USD	355,870	GBP	270,000	Goldman Sachs International	9/21/16	(3,834)
USD	727,126	GBP	495,000	Royal Bank of Scotland PLC	9/21/16	67,668
USD	364,812	GBP	248,000	Royal Bank of Scotland PLC	9/21/16	34,417
USD	450,000	JPY	45,522,180	Australia & New Zealand Bank Group	9/21/16	8,014
ARS	666,000	USD	42,857	BNP Paribas S.A.	9/30/16	(510)
ARS	1,485,000	USD	96,429	BNP Paribas S.A.	9/30/16	(2,005)
ARS	838,393	USD	53,571	Royal Bank of Scotland PLC	9/30/16	(263)
USD	241,000	ARS	3,697,229	BNP Paribas S.A.	9/30/16	5,913
USD	22,000	ARS	332,860	Royal Bank of Scotland PLC	10/05/16	886
USD	2,259,000	CNH	14,913,014	Deutsche Bank AG	11/07/16	33,225
USD	104,000	ARS	1,697,280	BNP Paribas S.A.	12/01/16	(260)
USD	108,138	ARS	1,679,383	BNP Paribas S.A.	12/05/16	5,205
Total						$755,346

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
10-Year U.S. Treasury Note	Call	7/22/16	USD	131.00	50	$104,688
SPDR S&P 500 ETF Trust	Call	8/19/16	USD	220.00	490	12,005
SPDR Barclays High Yield Bond ETF	Call	9/16/16	USD	36.00	1,234	37,020
10-Year U.S. Treasury Note	Put	7/22/16	USD	130.50	40	2,500
Total						$156,213

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	29

Consolidated Schedule of Investments (continued)

OTC Barrier Options Purchased

Description	Put/ Call	Type	Counterparty	Expiration Date	Strike Price		Barrier Price/Range		Contracts	Value
USD Currency	Call	One-Touch	Goldman Sachs International	4/07/17	USD	130.00		—	70,000	$1,416
USD Currency	Call	One-Touch	Goldman Sachs International	4/07/17	USD	140.00		—	120,000	1,029
USD Currency	Call	One-Touch	Goldman Sachs International	4/09/18	USD	140.00		—	70,000	1,450
GBP Currency	Put	One-Touch	Citibank N.A.	7/21/16		—	GBP	1.35	409,500	403,152
Total										$407,047

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Bank of America N.A.	Call	1.26%	Receive	3-Month LIBOR	7/05/16	USD	5,955	$79,479
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.36%	Receive	3-Month LIBOR	8/24/16	USD	1,750	15,726
5-Year Interest Rate Swap	Goldman Sachs International	Call	1.32%	Receive	3-Month LIBOR	11/17/16	USD	3,295	55,908
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.26%	Pay	3-Month LIBOR	7/05/16	USD	5,955	3
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.11%	Pay	3-Month LIBOR	8/01/16	USD	10,800	27,908
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.00%	Pay	6-Month LIBOR	9/06/16	USD	9,330	3,164
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.48%	Pay	6-Month LIBOR	9/06/16	USD	9,330	62
5-Year Interest Rate Swap	Bank of America N.A.	Put	1.18%	Pay	3-Month LIBOR	9/30/16	USD	10,800	49,496
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.32%	Pay	3-Month LIBOR	11/17/16	USD	3,295	12,789
Total									$244,535

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	07/01/2016	MXN	17.65	USD	420	$18,494
USD Currency	Call	Morgan Stanley & Co. International PLC	07/01/2016	BRL	3.57	USD	457	—
USD Currency	Call	Morgan Stanley & Co. International PLC	07/01/2016	TRY	2.95	USD	817	4
USD Currency	Call	UBS AG	07/01/2016	RUB	64.50	USD	741	837
USD Currency	Call	BNP Paribas Securities Corp.	07/08/2016	ZAR	15.00	USD	727	3,471
USD Currency	Call	Goldman Sachs International	07/12/2016	CAD	1.29	USD	404	4,330
USD Currency	Call	Barclays Bank PLC	07/14/2016	JPY	110.00	USD	378	5
EUR Currency	Call	Deutsche Bank AG	07/18/2016	USD	1.13	EUR	675	1,714
USD Currency	Call	UBS AG	07/18/2016	MXN	19.00	USD	260	1,426
USD Currency	Call	UBS AG	07/18/2016	MXN	19.25	USD	347	1,139
USD Currency	Call	Deutsche Bank AG	07/29/2016	JPY	118.00	USD	1,263	4
USD Currency	Call	Deutsche Bank AG	08/04/2016	CAD	1.30	USD	390	4,402
USD Currency	Call	Deutsche Bank AG	08/05/2016	JPY	106.00	USD	449	2,117
USD Currency	Call	Deutsche Bank AG	08/24/2016	CNH	6.70	USD	705	5,115
USD Currency	Call	Deutsche Bank AG	08/24/2016	CNH	7.15	USD	705	324
USD Currency	Call	Bank of America N.A.	09/28/2016	CNH	6.70	USD	778	8,416
USD Currency	Call	Deutsche Bank AG	09/28/2016	CNH	6.70	USD	778	8,416
USD Currency	Call	Goldman Sachs International	09/28/2016	CNH	6.70	USD	785	8,498
USD Currency	Call	Deutsche Bank AG	11/03/2016	CAD	1.32	USD	490	7,867
USD Currency	Call	Deutsche Bank AG	12/15/2016	CNH	6.75	USD	596	9,531
USD Currency	Put	JPMorgan Chase Bank N.A.	07/15/2016	MXN	18.50	USD	1,894	26,310
USD Currency	Put	JPMorgan Chase Bank N.A.	07/15/2016	MXN	18.30	USD	719	6,268
GBP Currency	Put	Deutsche Bank AG	07/27/2016	USD	1.45	GBP	334	39,056
GBP Currency	Put	HSBC Bank PLC	07/27/2016	USD	1.35	GBP	334	10,217
GBP Currency	Put	Citibank N.A.	07/28/2016	USD	1.32	GBP	2,894	47,156
Total								$215,117

See Notes to Consolidated Financial Statements.

30	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR S&P 500 ETF Trust	Put	8/19/16	USD	190.00	130	$(10,465)

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.86%	Pay	3-Month LIBOR	8/24/16	USD	1,750	$(1,365)
2-Year Interest Rate Swap	Barclays Bank PLC	Put	1.24%	Pay	3-Month LIBOR	9/06/16	USD	18,660	(922)
Total									$(2,287)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Morgan Stanley & Co. International PLC	07/01/2016	BRL	3.57	USD	457	—
USD Currency	Call	Barclays Bank PLC	07/14/2016	JPY	114.00	USD	378	—
USD Currency	Call	JPMorgan Chase Bank N.A.	07/18/2016	MXN	19.25	USD	347	$(1,139)
USD Currency	Call	Deutsche Bank AG	08/04/2016	CAD	1.34	USD	520	(1,536)
USD Currency	Call	Deutsche Bank AG	08/24/2016	CNH	6.85	USD	705	(2,047)
USD Currency	Call	Deutsche Bank AG	08/24/2016	CNH	7.00	USD	705	(938)
USD Currency	Call	Bank of America N.A.	09/28/2016	CNH	7.00	USD	1,053	(3,225)
USD Currency	Call	Deutsche Bank AG	09/28/2016	CNH	7.00	USD	1,053	(3,225)
USD Currency	Call	Goldman Sachs International	09/28/2016	CNH	7.00	USD	1,070	(3,278)
USD Currency	Call	Deutsche Bank AG	11/03/2016	CAD	1.37	USD	655	(4,627)
USD Currency	Call	Deutsche Bank AG	12/15/2016	CNH	7.10	USD	596	(3,633)
GBP Currency	Put	Deutsche Bank Securities, Inc.	07/27/2016	USD	1.35	GBP	334	(10,217)
GBP Currency	Put	HSBC Bank PLC	07/27/2016	USD	1.45	GBP	334	(39,056)
GBP Currency	Put	Citibank N.A.	07/28/2016	USD	1.25	GBP	2,894	(8,601)
Total								$(81,522)

Centrally Cleared Credit Default Swaps — Sold Protection

Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Markit iTraxx XO, Series 24, Version 1	5.00%	12/20/20	B+	$525	$(16,069)
Dow Jones CDX North America High Yield Index, Series 26, Version 1	5.00%	6/20/21	B+	$4,349	13,097
Dow Jones CDX North America Investment Grade Index, Series 26, Version 1	1.00%	6/20/21	BBB+	$3,841	(3,012)
Markit iTraxx Finsr, Series 25, Version 1	1.00%	6/20/21	A	$1,628	(21,301)
Markit iTraxx XO, Series 25, Version 1	5.00%	6/20/21	B+	$473	(13,903)
Total					$(41,188)

[1] Using Standard & Poors (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.91%[1]	3-Month LIBOR	7/01/16	7/01/20	USD	8,000	$(3,593)
0.97%[1]	3-Month LIBOR	6/30/16	6/30/21	USD	6,750	4,123

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	31

Consolidated Schedule of Investments (continued)

Centrally Cleared Interest Rate Swaps (continued)

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.02%[2]	3-Month LIBOR	7/05/16	7/05/21	USD	8,412	$8,444
0.94%[2]	6-Month EURIBOR	12/09/15	12/09/25	EUR	410	25,154
0.94%[2]	6-Month EURIBOR	12/09/15	12/09/25	EUR	410	25,283
0.94%[2]	6-Month EURIBOR	12/09/15	12/09/25	EUR	650	40,256
1.53%[1]	3-Month STIBOR	12/09/15	12/09/25	SEK	13,960	(131,411)
1.70%[1]	3-Month LIBOR	5/05/16	5/05/26	USD	6,150	(191,941)
1.71%[1]	3-Month LIBOR	5/05/16	5/05/26	USD	92	(2,916)
1.72%[1]	3-Month LIBOR	5/25/16	5/25/26	USD	220	(7,264)
1.73%[1]	3-Month LIBOR	5/25/16	5/25/26	USD	290	(9,677)
1.74%[1]	3-Month LIBOR	5/25/16	5/25/26	USD	210	(7,235)
1.73%[1]	3-Month LIBOR	5/26/16	5/26/26	USD	740	(25,155)
0.11%[1]	6-Month LIBOR	6/03/16	6/03/26	JPY	5,000	(744)
0.09%[1]	6-Month LIBOR	6/07/16	6/07/26	JPY	575,000	(74,507)
1.46%[1]	3-Month LIBOR	6/28/16	6/28/26	USD	1,053	(8,414)
1.46%[1]	3-Month LIBOR	6/28/16	6/28/26	USD	263	(2,115)
1.40%[2]	3-Month LIBOR	7/05/16	7/05/26	USD	5,987	13,211
1.40%[2]	3-Month LIBOR	7/05/16	7/05/26	USD	5,987	(4,989)
Total						$(353,490)

[1] Fund pays a fixed rate and receives the floating rate.
[2] Fund pays a floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Standard Chartered Bank	1.00%	BNP Paribas S.A.	6/20/21	EUR	13	$332	$682	$(350)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/21	USD	245	19,984	26,778	(6,794)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	475	38,746	47,681	(8,935)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	263	21,454	26,718	(5,264)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	195	15,907	21,307	(5,400)
Philip Morris International, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,250	7,695	9,574	(1,879)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	760	61,993	83,699	(21,706)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	230	18,762	24,361	(5,599)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	565	46,087	59,221	(13,134)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	395	32,220	41,876	(9,656)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	8	653	838	(185)
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	570	14,766	16,642	(1,876)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	USD	300	478	—	478
Valero Energy Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	60	1,960	1,269	691
Western Union Co.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	USD	75	1,618	2,056	(438)
Prudential Financial, Inc.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	USD	100	1,120	1,302	(182)
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	219	1,349	1,638	(289)
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	219	1,349	1,436	(87)
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	219	1,349	1,436	(87)
Philip Morris International, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	70	432	427	5
Philip Morris International, Inc.	1.00%	Citibank N.A.	6/20/21	USD	252	1,549	1,414	135
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	264	1,628	1,610	18
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	220	1,357	1,444	(87)
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	176	1,085	1,073	12
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	496	3,053	3,021	32
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	198	1,221	1,208	13
Philip Morris International, Inc.	1.00%	Barclays Bank PLC	6/20/21	USD	298	1,832	1,951	(119)
Philip Morris International, Inc.	1.00%	Citibank N.A.	6/20/21	USD	270	1,660	1,768	(108)
Philip Morris International, Inc.	1.00%	BarclayBank PLC	6/20/21	USD	198	1,222	1,301	(79)

See Notes to Consolidated Financial Statements.

32	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

OTC Credit Default Swaps — Buy Protection (continued)

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Philip Morris International, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	255	$1,568	$1,433	$135
Philip Morris International, Inc.	1.00%	Bank of America N.A.	6/20/21	USD	30	183	139	44
Federation of Malaysia	1.00%	Citibank N.A.	6/20/21	USD	68	1,760	1,599	161
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	1,158	94,423	94,300	123
Federation of Russia	1.00%	Bank of America N.A	6/20/21	USD	252	14,941	15,953	(1,012)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	41	(350)	505	(855)
National Australia Bank Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	78	(678)	761	(1,439)
Caterpillar, Inc.	1.00%	BNP Paribas S.A.	6/20/21	USD	250	(2,648)	(941)	(1,707)
Twenty-First Century Fox, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	70	(1,888)	(1,849)	(39)
Time Warner Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	125	(2,248)	(1,602)	(646)
HSBC Holdings PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	300	(132)	813	(945)
Chile Government International Bond	1.00%	Citibank N.A.	6/20/21	USD	250	(363)	(594)	231
Total						$407,429	$494,248	$(86,819)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazilian Government International Bond:	1.00%	Barclays Bank PLC	6/20/21	BB	USD	252	$(23,960)	$(27,470)	$3,510
BHP Billiton PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	A	USD	250	(5,988)	(5,204)	(784)
Total							$(29,948)	$(32,674)	$2,726

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.51%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse AG	N/A		7/06/16	COP	9,852,629	$(1,622)	—	$(1,622)
6.64%[2]	Colombia Overnight Interbank Reference Rate	Credit Suisse AG	N/A		8/22/16	COP	3,975,414	(1,593)	—	(1,593)
1.81%2`	6-Month WIBOR	Bank of America N.A.	N/A		3/09/18	PLN	9,226	(9,236)	—	(9,236)
1.84%[1]	6-Month WIBOR	Morgan Stanley Capital Services LLC	N/A		3/09/18	PLN	6,694	(7,700)	—	(7,700)
1.51%[2]	3-Month LIBOR	Citibank N.A.	N/A		3/17/18	KRW	2,500	10	—	10
1.74%[1]	6-Month WIBOR	Goldman Sachs International	N/A		3/23/18	PLN	1,087	(745)	—	(745)
1.76%[1]	6-Month WIBOR	JPMorgan Chase Bank N.A.	N/A		3/23/18	PLN	978	(731)	—	(731)
2.25%[1]	6-Month WIBOR	Deutsche Bank AG	N/A		6/19/18	PLN	5,555	(18,296)	—	(18,296)
1.85%[1]	6-Month WIBOR	JPMorgan Chase Bank N.A.	N/A		9/15/18	PLN	9,500	(36,822)	—	(36,822)
1.81%[2]	6-Month WIBOR	Barclays Bank PLC	12/21/16[3]		12/21/18	PLN	8,070	9,467	—	9,467
1.76%[2]	6-Month WIBOR	Barclays Bank PLC	12/21/16[3]		12/21/18	PLN	10,300	9,451	—	9,451
1.77%[2]	6-Month WIBOR	JPMorgan Chase Bank N.A.	12/21/16	[3]	12/21/18	PLN	11,695	11,306	—	11,306
1.78%[2]	6-Month WIBOR	Goldman Sachs International	12/21/16	[3]	12/21/18	PLN	8,805	8,945	—	8,945
12.24%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/19	BRL	6,608	(2,644)	—	(2,644)
12.29%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/19	BRL	3,101	(1,286)	—	(1,286)
12.31%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/19	BRL	1,803	1,832	—	1,832
12.46%[2]	1-day BZDIOVER	Bank of America N.A	N/A		1/02/19	BRL	3,107	2,138	—	2,138
12.52%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/19	BRL	3,105	3,504	—	3,504
1.78%[1]	6-Month WIBOR	Barclays Bank PLC	N/A		1/07/19	PLN	2,000	(2,339)	—	(2,339)
12.74%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/04/21	BRL	1,210	11,574	—	11,574
12.75%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/04/21	BRL	1,764	17,178	—	17,178
12.17%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/04/21	BRL	523	1,207	—	1,207
12.24%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/04/21	BRL	541	1,709	—	1,709
13.60%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/04/21	BRL	1,254	27,084	—	27,084

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	33

Consolidated Schedule of Investments (continued)

OTC Interest Rate Swaps (continued)

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.61%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/04/21	BRL	3,976	$86,476	—	$86,476
13.71%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/04/21	BRL	3,955	91,804	—	91,804
2.73%[2]	7-day China Fixing Repo Rates	Bank of America N.A	N/A		5/12/21	CNY	1,300	1,455	—	1,455
2.74%[2]	7-day China Fixing Repo Rates	Bank of America N.A	N/A		5/12/21	CNY	2,080	2,549	—	2,549
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A	N/A		5/12/21	CNY	2,083	2,700	—	2,700
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A	N/A		5/12/21	CNY	2,600	3,371	—	3,371
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A	N/A		5/12/21	CNY	1,300	1,685	—	1,685
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A	N/A		5/12/21	CNY	2,600	3,371	—	3,371
2.77%[2]	7-day China Fixing Repo Rates	Bank of America N.A	N/A		5/12/21	CNY	3,245	4,713	—	4,713
12.62%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/23	BRL	440	4,719	—	4,719
12.73%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/23	BRL	378	4,867	—	4,867
12.75%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/23	BRL	385	5,107	—	5,107
12.92%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/23	BRL	1,653	27,276	—	27,276
12.27%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/23	BRL	311	1,334	—	1,334
12.37%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/23	BRL	781	4,747	—	4,747
12.40%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/23	BRL	262	1,773	—	1,773
12.47%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/23	BRL	226	1,826	—	1,826
3.02%[2]	6-Month WIBOR	Deutsche Bank AG	N/A		6/19/25	PLN	1,850	35,665	—	35,665
2.61%[2]	6-Month WIBOR	JPMorgan Chase Bank N.A.	N/A		9/15/25	PLN	910	13,243	—	13,243
2.37%[1]	6-Month WIBOR	JPMorgan Chase Bank N.A.	N/A		5/02/26	PLN	2,334	(12,144)	—	(12,144)
6.30%[2]	28-day MXIBTIIE	Goldman Sachs International	N/A		6/15/26	MXN	28,637	27,427	—	27,427
2.32%[1]	6-Month WIBOR	JPMorgan Chase Bank N.A.	9/21/16	[3]	9/21/26	HUF	203,560	(8,004)	—	(8,004)
2.58%[1]	6-Month WIBOR	Goldman Sachs International	12/21/16	[3]	12/21/26	PLN	1,980	(16,057)	—	(16,057)
2.61%[1]	6-Month WIBOR	Barclays Bank PLC	12/21/16	[3]	12/21/26	PLN	1,155	(10,228)	—	(10,228)
Total								$302,066	—	$302,066

[1] Fund pays a fixed rate and receives the floating rate.
[2] Fund pays a floating rate and receives the fixed rate.
[3] Forward swap.

Transactions in Options Written for the Six Months Ended June 30, 2016

	Calls
		Notional (000)
	Contracts	GBP	MXN	USD	Premiums Received
Outstanding options, beginning of period	—	—	—	2,935	$3,962
Options written	522	3,562	43,000	17,240	167,425
Options exercised	—	—	—	—	—
Options expired	(459)	—	—	(11,256)	(83,005)
Options closed	(63)	—	(43,000)	(1,381)	(30,016)

Outstanding options, end of period	—	3,562	—	7,538	$58,366

	Puts
		Notional (000)
	Contracts	EUR	USD	Premiums Received
Outstanding options, beginning of period	—	3,250	—	$5,497
Options written	220	980	22,454	199,084
Options exercised	—	—	—	—
Options expired	—	(4,086)	(257)	(10,192)
Options closed	(90)	(144)	(1,787)	(66,112)

Outstanding options, end of period	130	—	20,410	$128,277

See Notes to Consolidated Financial Statements.

34	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$81,191	—	$81,191
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,555,966	—	—	3,555,966
Options purchased	Investments at value — unaffiliated[2]	—	—	$49,025	622,164	351,723	—	1,022,912
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$504,822	—	—	431,513	—	936,335
Swaps — centrally cleared	Net unrealized appreciation[1]	—	13,097	—	—	116,471	—	129,568

Total		—	$517,919	$49,025	$4,178,130	$980,898	—	$5,725,972

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$7,413	—	$479,124	—	$486,537
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—		$2,800,620	—	—	2,800,620
Options written	Options written at value	—	—	10,465	81,522	2,287	—	94,274
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$127,341	—	—	129,447	—	256,788
Swaps — centrally cleared	Net unrealized depreciation[1]	—	54,285	—	—	469,961	—	524,246

Total		—	$181,626	$17,878	$2,882,142	$1,080,819	—	$4,162,465

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$21,887	—	$(411,617)	—	$(389,730)
Forward foreign currency exchange contracts	—	—	—	$(534,988)	—	—	(534,988)
Options purchased[1]	—	—	(49,067)	(211,722)	143,625	—	(117,164)
Options written	—	—	31,432	27,672	5,790	—	64,894
Swaps	—	$244,396	—	—	(355,288)	$42,567	(68,325)

Total	—	$244,396	$4,252	$(719,038)	$(617,490)	$42,567	$(1,045,313)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(7,412)	—	$(479,378)	—	$(486,790)
Forward foreign currency exchange contracts	—	—	—	$1,041,175	—	—	1,041,175
Options purchased[1]	—	—	(17,095)	284,115	9,034	—	276,054
Options written	—	—	8,111	18,083	56,716	—	82,910
Swaps	—	$(101,679)	—	—	49,489	$(2,362)	(54,552)

Total	—	$(101,679)	$(16,396)	$1,343,373	$(364,139)	$(2,362)	$858,797

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	35

Consolidated Schedule of Investments (continued)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$14,886,940
Average notional value of contracts — short	$51,872,366
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$83,514,647
Average amounts sold — in USD	$73,302,546
Options:
Average value of option contracts purchased	$429,029
Average value of option contracts written	$65,248
Average notional value of swaption contracts purchased	$40,460,000
Average notional value of swaption contracts written	$20,410,000
Credit default swaps:
Average notional value — buy protection	$13,566,219
Average notional value — sell protection	$862,063
Interest rate swaps:
Average notional value — pays fixed rate	$32,669,080
Average notional value — receives fixed rate	$43,197,993
Total return swaps:
Average notional amount	$1,353,996	[1]
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Futures contracts	$10,034		$61,755
Forward foreign currency exchange contracts	3,555,966		2,800,620
Options	1,022,912	[1]	94,274
Swaps — Centrally cleared	59,076		3,034
Swaps — OTC[2]	936,335		256,788

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$5,584,323		$3,216,471

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(225,323)		(75,254)

Total derivative assets and liabilities subject to an MNA	$5,359,000		$3,141,217

[1]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2] Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,4]
Australia & New Zealand Bank Group	$8,014	$(8,014)	—	—	—
Bank of America N.A.	284,762	(33,231)	—	—	$251,531
Barclays Bank PLC	287,940	(194,721)	—	—	93,219
BNP Paribas S.A.	160,075	(61,468)	—	—	98,607
BNP Paribas Securities Corp.	3,471	—	—	—	3,471
Citibank N.A.	1,188,824	(235,894)	—	—	952,930
Commonwealth Bank of Australia	13,544	(880)	—	—	12,664
Credit Suisse International	28,538	(14,049)	—	—	14,489
Deutsche Bank AG	294,610	(140,767)	—	—	153,843
Goldman Sachs International	1,465,552	(151,990)	—	$(1,313,562)	—
HSBC Bank PLC	321,314	(310,356)	—	—	10,958
JPMorgan Chase Bank N.A.	465,019	(465,019)	—	—	—

See Notes to Consolidated Financial Statements.

36	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Schedule of Investments (continued)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,4]
Morgan Stanley & Co. International PLC	$296,861	$(261,658)	—	—	$35,203
Morgan Stanley Capital Services LLC	3,836	(3,836)	—	—	—
Northern Trust Co.	43,352	(16,117)	—	—	27,235
Royal Bank of Scotland PLC	367,013	(144,216)	—	—	222,797
Standard Chartered Bank	48,225	(4,372)	—	—	43,853
State Street Bank and Trust Co.	58,311	(58,311)	—	—	—
The Bank of New York Mellon	16,337	(16,337)	—	—	—
UBS AG	3,402	(3,402)	—	—	—

Total	$5,359,000	$(2,124,638)	—	$(1,313,562)	$1,920,800

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4,5]
Australia & New Zealand Bank Group	$158,798	$(8,014)	—	—	$150,784
Bank of America N.A.	33,231	(33,231)	—	—	—
Barclays Bank PLC	194,721	(194,721)	—	—	—
BNP Paribas S.A.	61,468	(61,468)	—	—	—
Citibank N.A.	235,894	(235,894)	—	—	—
Commonwealth Bank of Australia	880	(880)	—	—	—
Credit Suisse AG	3,215	—	—	—	3,215
Credit Suisse International	14,049	(14,049)	—	—	—
Deutsche Bank AG	140,767	(140,767)	—	—	—
Goldman Sachs International	151,990	(151,990)	—	—	—
HSBC Bank PLC	310,356	(310,356)	—	—	—
JPMorgan Chase Bank N.A.	522,796	(465,019)	—	—	57,777
Morgan Stanley & Co. International PLC	261,658	(261,658)	—	—	—
Morgan Stanley Capital Services LLC	8,320	(3,836)	—	—	4,484
Nomura International PLC	19,937	—	—	—	19,937
Northern Trust Co.	16,117	(16,117)	—	—	—
Royal Bank of Canada	159	—	—	—	159
Royal Bank of Scotland PLC	144,216	(144,216)	—	—	—
Societe Generale	19,451	—	—	—	19,451
Standard Chartered Bank	4,372	(4,372)	—	—	—
State Street Bank and Trust Co.	607,572	(58,311)	—	—	549,261
The Bank of New York Mellon	22,894	(16,337)	—	—	6,557
UBS AG	208,356	(3,402)	—	—	204,954

Total	$3,141,217	$(2,124,638)	—	—	$1,016,579

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

[5]    Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	37

Consolidated Schedule of Investments (concluded)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$166,397	—	$166,397
Common Stocks	$4,736	—	—	4,736
Corporate Bonds	—	36,048,566	—	36,048,566
Foreign Agency Obligations	—	83,384,576	—	83,384,576
Investment Companies	1,308,321	—	—	1,308,321
Municipal Bonds	—	522,791	—	522,791
Non-Agency Mortgage-Backed Securities	—	896,209	—	896,209
Other Interests	—	—	$305,000	305,000
Preferred Securities	—	71,003	—	71,003
U.S. Government Sponsored Agency Securities	—	21,260,205	—	21,260,205
U.S. Treasury Obligations	—	52,016,728	—	52,016,728
Warrants	—	3,000	—	3,000
Short-Term Securities	6,156,836	338,813	—	6,495,649
Options Purchased	156,213	866,699	—	1,022,912

Total	$7,626,106	$195,574,987	$305,000	$203,506,093

Liabilities:
Investments:
Borrowed Bonds	—	$(338,672)	—	$(338,672)
TBA Sale Commitments	—	(7,954,902)	—	(7,954,902)

Total	—	$(8,293,574)	—	$(8,293,574)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$3,555,966	—	$3,555,966
Credit contracts	—	18,685	—	18,685
Interest rate contracts	$81,191	547,984	—	629,175
Liabilities:
Foreign currency exchange contracts	—	(2,882,142)	—	(2,882,142)
Credit contracts	—	(143,966)	—	(143,966)
Equity contracts	(17,878)	—	—	(17,878)
Interest rate contracts	(479,124)	(601,695)	—	(1,080,819)

Total	$(415,811)	$494,832	—	$79,021

[1] Derivative financial instruments are swaps, futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$178,987	—	—	$178,987
Foreign currency at value	5,609,715	—	—	5,609,715
Cash pledged for futures contracts	465,798	—	—	465,798
Cash pledged as collateral for OTC derivatives	54,000	—	—	54,000
Cash pledged for centrally cleared swaps	991,230	—	—	991,230
Liabilities:
Cash received as collateral for OTC derivatives	—	$(1,500,000)	—	(1,500,000)
Cash received as collateral for reverse repurchase agreements	—	(275,000)	—	(275,000)
Reverse repurchase agreements	—	(49,593,201)	—	(49,593,201)

Total	$7,299,730	$(51,368,201)	—	$(44,068,471)

During the six months ended June 30, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

38	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Statement of Assets and Liabilities

June 30, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $191,109,339)	$196,403,933
Investments at value — affiliated (cost — $7,053,676)	7,102,160
Cash	178,987
Cash pledged:
Collateral — OTC derivatives	54,000
Futures contracts	465,798
Centrally cleared swaps	991,230
Foreign currency at value (cost — $5,614,538)	5,609,715
Receivables:
Capital shares sold	584,138
Dividends — unaffiliated	807
Dividends — affiliated	7,725
Interest	1,388,540
Investments sold	2,027,615
Options written	5,190
Swaps	4,497
TBA sale commitments	7,912,628
Variation margin on futures contracts	10,034
Variation margin on centrally cleared swaps	59,076
Swap premiums paid	499,234
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,555,966
OTC derivatives	437,101
Deferred offering costs	25,904
Prepaid expenses	46,870
Other assets	1,082

Total assets	227,372,230

Liabilities
Cash received:
Collateral — OTC derivatives	1,500,000
Collateral — Reverse repurchase agreements	275,000
Borrowed bonds at value (proceeds — $324,829)	338,672
Options written at value (premiums received — $186,643)	94,274
TBA sale commitments at value (proceeds — $7,912,628)	7,954,902
Reverse repurchase agreements	49,593,201
Payables:
Investments purchased	15,298,535
Swaps	162,577
Capital shares redeemed	509,821
Income dividends	142,084
Interest expense	1,038
Investment advisory fees	35,408
Offering costs	8,570
Officer’s and Directors’ fees	1,822
Options written	7,504
Other affiliates	540
Service and distribution fees	26,565
Variation margin on futures contracts	61,755
Variation margin on centrally cleared swaps	3,034
Other accrued expenses	58,421
Swap premiums received	37,660
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,800,620
OTC derivatives	219,128

Total liabilities	79,131,131

Net Assets	$148,241,099

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	39

Consolidated Statement of Assets and Liabilities (concluded)

Net Assets Consist of
Paid-in capital	$148,797,428
Distributions in excess of net investment income	(662,884)
Accumulated net realized loss	(5,438,421)
Net unrealized appreciation (depreciation)	5,544,976

Net Assets	$148,241,099

Net Asset Value
Institutional — Based on net assets of $66,441,411 and 10,999,870 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.04

Investor A — Based on net assets of $64,072,751 and 10,613,167 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.04

Investor C — Based on net assets of $14,202,847 and 2,353,621 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor C1 — Based on net assets of $3,417,336 and 566,506 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Class K — Based on net assets of $106,754 and 17,668 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.04

See Notes to Consolidated Financial Statements.

40	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Statement of Operations

Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Interest	$1,939,995
Dividends — unaffiliated	32,847
Dividends — affiliated	16,079
Foreign taxes withheld	(15,767)

Total income	1,973,154

Expenses
Investment advisery	298,272
Service and distribution — class specific	158,972
Transfer agent — class specific	96,248
Professional	55,768
Registration	38,978
Offering costs	34,161
Custodian	33,524
Printing	30,924
Accounting services	16,916
Officer and Directors	9,431
Miscellaneous	21,078

Total expenses excluding interest expense	794,272
Interest expense	72,558

Total expenses	866,830
Less:
Fees waived by the Manager	(143,733)
Other expenses reimbursed by the Manager	(6,865)
Transfer agent fees waived and/or reimbursed — class specific	(66,429)

Total expenses after fees waived and/or reimbursed	649,803

Net investment income	1,323,351

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,360,563
Borrowed bonds	55,543
Futures contracts	(389,730)
Foreign currency transactions	(583,993)
Options written	64,894
Swaps	(68,325)

438,952

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,010,373
Investments — affiliated	48,484
Borrowed bonds	(13,843)
Futures contracts	(486,790)
Foreign currency translations	1,093,370
Options written	82,910
Swaps	(54,552)

7,679,952

Net realized and unrealized gain	8,118,904

Net Increase in Net Assets Resulting from Operations	$9,442,255

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	41

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2016 (Unaudited)[1]	Year Ended December 31, 2015

Operations
Net investment income	$1,323,351	$1,056,821
Net realized gain (loss)	438,952	(3,559,135)
Net change in unrealized appreciation (depreciation)	7,679,952	(3,589,491)

Net increase (decrease) in net assets resulting from operations	9,442,255	(6,091,805)

Distributions to Shareholders[2]
From net investment income:
Institutional	(561,656)	(1,082,771)
Investor A	(707,749)	(3,540,006)
Investor B	—	(418)
Investor C	(111,867)	(635,064)
Investor C1	(31,420)	(203,961)
Class K	(1,367)	—
From return of capital:
Institutional	—	(81,980)
Investor A	—	(267,821)
Investor C	—	(48,083)
Investor C1	—	(15,443)
Class K	—	(234)

Decrease in net assets resulting from distributions to shareholders	(1,414,059)	(5,875,781)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	38,934,990	(16,425,379)

Net Assets
Total increase (decrease) in net assets	46,963,186	(28,392,965)
Beginning of period	101,277,913	129,670,878

End of period	$148,241,099	$101,277,913

Distributions in excess of net investment income, end of period	$(662,884)	$(572,176)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

42	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Consolidated Statement of Cash Flows

Six Months Ended June 30, 2016 (Unaudited)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$9,442,255
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	349,335,350
Purchases of long-term investments	(405,039,457)
Net proceeds from sales of short-term securities	(6,902,403)
Amortization of premium and accretion of discount on investments and other fees	302,835
Net proceeds from borrowed bonds	324,829
Premiums paid on closing options written	(112,029)
Premiums received from options written	361,320
Net realized gain on investments, options written and borrowed bonds	(1,351,953)
Net unrealized gain on investments, options written, borrowed bonds and foreign currency translations	(8,480,185)
(Increase) decrease in assets:
Cash pledged:
Collateral — OTC derivatives	(54,000)
Futures contracts	(102,000)
Centrally cleared swaps	(718,000)
Receivables:
Dividends — unaffiliated	(722)
Dividends — affiliated	(7,725)
Interest	(460,545)
Swaps	71,847
Variation margin receivable on futures contracts	(1,258)
Variation margin receivable on centrally cleared swaps	(53,791)
Swap premiums paid	(499,234)
Prepaid expenses	(4,475)
Other assets	863
(Increase) decrease in liabilities:
Cash received:
Collateral — reverse repurchase agreements	275,000
Collateral — OTC derivatives	1,500,000
Payables:
Swaps	23,465
Interest expense	1,312
Investment advisory fees	35,408
Officer’s and Directors’ fees	(2,813)
Other affiliates	245
Other accrued expenses	(28,301)
Service and distribution fees	(1,058)
Variation margin payable on futures contracts	19,715
Variation margin payable on centrally cleared swaps	(8,651)
Swap premiums received	37,660

Net cash used for operating activities	(62,096,496)

Cash Provided by Financing Activities
Cash dividends paid to shareholders	(243,916)
Payments on redemption of capital shares	(20,956,805)
Proceeds from issuance of capital shares	58,667,619
Payments for offering costs	(37,077)
Amortization of deferred offering costs	34,162
Net borrowing of reverse repurchase agreements	25,274,806

Net cash provided by financing activities	62,738,789

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$42,257

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	43

Consolidated Statement of Cash Flows (concluded)

Cash and Foreign Currency
Net increase in cash and foreign currency at value	$684,550
Cash and foreign currency at value at beginning of period	5,104,152

Cash and foreign currency at value at end of period	$5,788,702

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$71,246

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$1,090,973

See Notes to Consolidated Financial Statements.

44	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Financial Highlights

	Institutional
	Six Months Ended June 30, 2016 (Unaudited)[1]		Year Ended December 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$5.65		$6.27	$6.30	$6.34	$6.01	$6.03

Net investment income[2]	0.07		0.08	0.10	0.16	0.20	0.22
Net realized and unrealized gain (loss)	0.40		(0.37)	(0.03)	(0.05)	0.31	(0.06)[3]

Net increase (decrease) from investment operations	0.47		(0.29)	0.07	0.11	0.51	0.16

Distributions:[4]
From net investment income	(0.08)		(0.31)	(0.10)	(0.10)	(0.18)	(0.18)
From return of capital	—		(0.02)	—	—	—	—
In excess of net investment income	—		—	—	(0.05)[5]	—	—

Total distributions	(0.08)		(0.33)	(0.10)	(0.15)	(0.18)	(0.18)

Net asset value, end of period	$6.04		$5.65	$6.27	$6.30	$6.34	$6.01

Total Return[6]
Based on net asset value	8.29%	[7]	(4.69)%	1.11%	1.84%	8.67%	2.79%

Ratios to Average Net Assets
Total expenses	1.11%	[8,9,10]	1.18%	1.06%	1.08%	1.06%	1.09%

Total expenses after fees waived and/or reimbursed	0.82%	[8,9]	0.89%	0.97%	0.97%	1.02%	1.09%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.70%	[8,9]	0.89%	0.97%	0.97%	1.02%	1.09%

Net investment income	2.56%	[8,9]	1.26%	1.65%	2.52%	3.21%	3.77%

Supplemental Data
Net assets, end of period (000)	$66,441		$23,843	$23,108	$20,820	$24,368	$27,615

Portfolio turnover rate	198	[11]	477% [11]	147%	144%	68%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Taxable distribution.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 1.13%.

[11]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015

Portfolio turnover rate (excluding MDRs)	162%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	45

Financial Highlights (continued)

	Investor A
	Six Months Ended June 30, 2016 (Unaudited)[1]		Year Ended December 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$5.64		$6.26	$6.30	$6.34	$6.01	$6.03

Net investment income (loss)[2]	0.06		0.06	0.09	0.14	0.18	0.21
Net realized and unrealized gain (loss)	0.41		(0.37)	(0.04)	(0.04)	0.32	(0.06)[3]

Net increase (decrease) from investment operations	0.47		(0.31)	0.05	0.10	0.50	0.15

Distributions:[4]
From net investment income	(0.07)		(0.29)	(0.09)	(0.09)	(0.17)	(0.17)
From return of capital	—		(0.02)	—	—	—	—
In excess of net investment income	—		—	—	(0.05)[5]	—	—

Total distributions	(0.07)		(0.31)	(0.09)	(0.14)	(0.17)	(0.17)

Net asset value, end of period	$6.04		$5.64	$6.26	$6.30	$6.34	$6.01

Total Return[6]
Based on net asset value	8.34%	[7]	(4.92)%	0.72%	1.62%	8.44%	2.56%

Ratios to Average Net Assets
Total expenses	1.42%	[8,9,10]	1.40%	1.29%	1.30%	1.27%	1.31%

Total expenses after fees waived and/or reimbursed	1.07%	[8,9]	1.13%	1.19%	1.19%	1.23%	1.31%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.95%	[8,9]	1.13%	1.19%	1.19%	1.23%	1.31%

Net investment income	2.19%	[8,9]	1.00%	1.44%	2.28%	3.00%	3.54%

Supplemental Data
Net assets, end of period (000)	$64,073		$59,339	$82,638	$71,968	$68,031	$67,108

Portfolio turnover rate	198	[11]	477% [11]	147%	144%	68%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Taxable distribution.

[6]	Where applicable, excludes the effects of sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 1.45%.

[11]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015

Portfolio turnover rate (excluding MDRs)	162%	401%

See Notes to Consolidated Financial Statements.

46	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Financial Highlights (continued)

	Investor C
	Six Months Ended June 30, 2016 (Unaudited)[1]		Year Ended December 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$5.64		$6.26	$6.30	$6.34	$6.01	$6.03

Net investment income[2]	0.04		0.02	0.04	0.10	0.14	0.16
Net realized and unrealized gain (loss)	0.40		(0.37)	(0.04)	(0.05)	0.31	(0.05)[3]

Net increase (decrease) from investment operations	0.44		(0.35)	0.00	0.05	0.45	0.11

Distributions:[4]
From net investment income	(0.05)		(0.25)	(0.04)	(0.06)	(0.12)	(0.13)
From return of capital	—		(0.02)	—	—	—	—
In excess of net investment income	—		—	—	(0.03)[5]	—	—

Total distributions	(0.05)		(0.27)	(0.04)	(0.09)	(0.12)	(0.13)

Net asset value, end of period	$6.03		$5.64	$6.26	$6.30	$6.34	$6.01

Total Return[6]
Based on net asset value	7.76%	[7]	(5.65)%	(0.04)%	0.84%	7.59%	1.78%

Ratios to Average Net Assets
Total expenses	2.24%	[8,9,10]	2.23%	2.09%	2.10%	2.07%	2.08%

Total expenses after fees waived and/or reimbursed	1.82%	[8,9]	1.89%	1.96%	1.95%	2.02%	2.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.70%	[8,9]	1.89%	1.96%	1.95%	2.02%	2.08%

Net investment income	1.44%	[8,9]	0.25%	0.70%	1.55%	2.21%	2.77%

Supplemental Data
Net assets, end of period (000)	$14,203		$14,326	$17,687	$19,944	$24,748	$24,516

Portfolio turnover rate	198	[11]	477% [11]	147%	144%	68%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Taxable distribution.

[6]	Where applicable, excludes the effects of sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 2.27%.

[11]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015

Portfolio turnover rate (excluding MDRs)	162%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	47

Financial Highlights (continued)

	Investor C1
	Six Months Ended June 30, 2016 (Unaudited)[1]		Year Ended December 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$5.64		$6.25	$6.29	$6.33	$6.00	$6.02

Net investment income[2]	0.05		0.02	0.05	0.10	0.15	0.18
Net realized and unrealized gain (loss)	0.39		(0.36)	(0.05)	(0.04)	0.31	(0.06)[3]

Net increase (decrease) from investment operations	0.44		(0.34)	0.00	0.06	0.46	0.12

Distributions:[4]
From net investment income	(0.05)		(0.25)	(0.04)	(0.07)	(0.13)	(0.14)
From return of capital	—		(0.02)	—	—	—	—
In excess of net investment income	—		—	—	(0.03)[5]	—	—

Total distributions	(0.05)		(0.27)	(0.04)	(0.10)	(0.13)	(0.14)

Net asset value, end of period	$6.03		$5.64	$6.25	$6.29	$6.33	$6.00

Total Return[6]
Based on net asset value	7.87%	[7]	(5.37)%	0.07%	0.95%	7.81%	2.00%

Ratios to Average Net Assets
Total expenses	2.01%	[8,9,10]	1.95%	1.84%	1.85%	1.84%	1.87%

Total expenses after fees waived and/or reimbursed	1.62%	[8,9]	1.77%	1.84%	1.85%	1.83%	1.87%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.50%	[8,9]	1.77%	1.84%	1.85%	1.83%	1.87%

Net investment income	1.65%	[8,9]	0.36%	0.82%	1.63%	2.41%	3.00%

Supplemental Data
Net assets, end of period (000)	$3,417		$3,670	$5,660	$7,166	$9,552	$11,279

Portfolio turnover rate	198	[11]	477% [11]	147%	144%	68%	99%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Taxable distribution.

[6]	Where applicable, excludes the effects of sales charges and assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[10]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 2.04%.

[11]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31,
		2015

Portfolio turnover rate (excluding MDRs)	162%	401%

See Notes to Consolidated Financial Statements.

48	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Financial Highlights (concluded)

	Class K
	Six Months Ended June 30, 2016 (Unaudited)[1]		Period November 13, 2015[2] to December 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$5.65		$5.66

Net investment income[3]	0.07		0.01
Net realized and unrealized gain (loss)	0.40		(0.01)

Net increase (decrease) from investment operations	0.47		0.00

Distributions:[4]
From net investment income	(0.08)		—
From return of capital	—		(0.01)

Total distributions	(0.08)		(0.01)

Net asset value, end of period	$6.04		$5.65

Total Return[5]
Based on net asset value	8.31%	[6]	0.06%[6]

Ratios to Average Net Assets
Total expense[7]	1.05%	[8,9]	1.44%

Total expenses after fees waived and/or reimbursed[8]	0.77%	[8]	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense[8]	0.65%	[8]	0.65%

Net investment income (loss)[8]	2.49%	[8]	1.92%

Supplemental Data
Net assets, end of period (000)	$107		$100

Portfolio turnover rate	198	[10]	477% [10]

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[9]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 1.08%.

[10]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended June 30, 2016 (Unaudited)	Period November 13, 2015 to December 31,
		2015

Portfolio turnover rate (excluding MDRs)	162%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	49

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor C1 Shares may be subject to a CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. Investor A, Investor C and Investor C1 bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	[2]	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Strategic Global Bond Fund (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2016, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a

50	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)

component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the Consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	51

Notes to Consolidated Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and option on swap (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued

52	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)

Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	53

Notes to Consolidated Financial Statements (continued)

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

54	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fun may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	55

Notes to Consolidated Financial Statements (continued)

on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short- term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the six months ended June 30, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $24,063,690 and 0.42%, respectively.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bonds Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received[3]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged[3]	Net Exposure Due (to) / from Counterparty[3]
BNP Paribas	—	$(23,393,403)	—	$(23,393,403)	—	—	$23,393,403	—	$23,393,403	—
Citigroup Global Markets	—	(5,243,596)	—	(5,243,596)	—	—	5,243,596	—	5,243,596	—
Credit Suisse Securities (USA) LLC	$338,813	(7,036,839)	$(339,711)	(7,037,737)	—	—	7,037,737	—	7,037,737	—
Deutsche Bank Securities Inc.	—	(3,191,887)	—	(3,191,887)	—	—	3,191,887	—	3,191,887	—
JPMorgan Securities LLC	—	(4,006,224)	—	(4,006,224)	—	—	4,006,224	—	4,006,224	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	—	(6,721,252)	—	(6,721,252)	—	—	6,721,252	—	6,721,252	—

Total	$338,813	$(49,593,201)	$(339,711)	$(49,594,099)	—	—	$49,594,099	—	$49,594,099	—

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $1,038 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]

Net collateral with a value of $50,365,415 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

56	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Asset and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund is denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option

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Notes to Consolidated Financial Statements (continued)

gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuations in market value, are include in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract

58	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)

(“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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Notes to Consolidated Financial Statements (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . .	0.50%
$1 Billion — $3 Billion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . .	0.47%
$3 Billion — $5 Billion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . .	0.45%
$5 Billion — $10 Billion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . .	0.44%
Greater than $10 Billion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.43%

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Distribution Fee	—	0.75%	0.55%
Service Fee	0.25%	0.25%	0.25%

For the six months ended June 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$75,069	$69,904	$13,999	$158,972

60	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional
$2

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the six months ended June 30, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$711	$1,249	$249	$8	$2,217

For the six months ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$22,693	$52,535	$17,211	$3,782	$27	$96,248

Other Fees

For the six months ended June 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,138.

For the six months ended June 30, 2016, affiliates received CDSCs as follows:

Investor A	Investor C
$1,141	$528

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Investor K
0.70%	0.95%	1.70%	1.50%	0.65%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to May 1, 2017, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, or by a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2016, $142,994 were waived by the Manager.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as other expenses reimbursed by the Manager and transfer agent fees waived — class specific, in the Consolidated Statement of Operations. For the six months ended June 30, 2016, the Manager reimbursed $6,865. For the six-months ended June 30, 2016, class specific waivers were as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$12,277	$37,511	$13,718	$2,897	$26	$66,429

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the

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Notes to Consolidated Financial Statements (continued)

Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended June 30, 2016, the amounts waived were as follows $739.

For the six months ended June 30, 2016, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were as follows:

Amounts	$526

Officers and Directors

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows.

Purchases	Sales	Net Realized Loss
$722,760	$366,544	$(1,169)

7. Purchases and Sales:

For the six months ended June 30, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$267,788,625	$235,605,864	*
U.S. Government Securities	$77,128,433	$33,074,067

*	Includes paydowns.

For the six months ended June 30, 2016, purchases and sales of investments related to mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Mortgage dollar rolls	$48,759,522	$48,757,204

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of December 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[1]	$3,457,813
2017	972,402
2018	1,131,250

Total	$5,561,465

[1]	Must be utilized prior to losses subject to expiration.

62	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (continued)

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$198,467,190

Gross unrealized appreciation	6,717,348
Gross unrealized depreciation	(1,678,445)

Net unrealized appreciation	$5,038,903

9. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

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Notes to Consolidated Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform, though the Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom has voted to withdraw from the European Union on June 23, 2016, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,297,293	$48,683,530	2,709,377	$15,802,405
Shares issued in reinvestment of distributions	64,104	379,305	155,543	889,478
Shares redeemed	(1,585,012)	(9,223,386)	(2,329,238)	(13,696,664)

Net increase	6,776,385	$39,839,449	535,682	$2,995,219

Investor A
Shares sold	1,548,454	$9,143,928	2,056,206	$12,241,815
Shares issued in reinvestment of distributions	101,391	597,778	576,715	3,290,028
Shares redeemed	(1,555,296)	(9,085,896)	(5,310,850)	(31,254,196)

Net increase (decrease)	94,549	$655,810	(2,677,929)	$(15,722,353)

64	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Notes to Consolidated Financial Statements (concluded)

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Investor B
Shares sold	—	—	10	$89
Shares issued in reinvestment of distributions	—	—	26	160
Shares redeemed	—	—	(92,469)	(559,902)

Net decrease	—	—	(92,433)	$(559,653)

Investor C
Shares sold	211,889	$1,244,073	458,451	$2,696,560
Shares issued in reinvestment of distributions	16,031	94,592	101,359	574,766
Shares redeemed	(414,374)	(2,409,317)	(844,685)	(5,017,428)

Net decrease	(186,454)	$(1,070,652)	(284,875)	$(1,746,102)

Investor C1
Shares sold	2,782	$16,193	13,338	$77,957
Shares issued in reinvestment of distributions	3,278	19,299	26,605	150,718
Shares redeemed	(90,726)	(525,109)	(293,669)	(1,721,165)

Net decrease	(84,666)	$(489,617)	(253,726)	$(1,492,490)

			Period November 13, 2015[1] to December 31, 2015
Class K
Shares sold	—	—	17,668	$100,000

Total Net Increase (Decrease)	6,599,814	$38,934,990	(2,755,613)	$(16,425,379)

[1]	Commencement of operations.

At June 30, 2016, Class K shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, was 17,668.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock”. The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by

66	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, each for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the third quartile against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board noted that effective September 1, 2015, the Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock World Income Fund, Inc. to BlackRock Strategic Global Bond Fund, Inc.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that

68	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartile, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedules. This adjustment was implemented on September 1, 2015. The Board further noted that BlackRock has voluntarily agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The voluntary expense cap was implemented on June 1, 2012, and subsequently converted to a contractual cap. The Board noted that BlackRock proposed, and the Board agreed to, a new or lower contractual expense cap on a class-by-class basis, as applicable. This expense cap reduction was implemented on September 1, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	69

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Fund.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Fund.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Fund, effective July 28, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisers BlackRock International Limited Edinburgh EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

70	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016	71

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

72	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	JUNE 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-6/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: September 2, 2016

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